SCHEDULE 14A
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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_______________________AAON, INC.________________________
(Name of Registrant as Specified in its Charter)

_________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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AAON, INC.

Notice of
Annual Meeting
[May 20], 2014
and
Proxy Statement

AAON, INC.

NOTICE OF 2014 ANNUAL MEETING OF STOCKHOLDERS
[May 20], 2014

Notice is hereby given that the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of AAON, Inc., a Nevada corporation (the “Company”), will be held on [Tuesday, May 20], 2014 at 10:00 A.M. (Local Time), at 2440 South Yukon, Tulsa, Oklahoma, for the following purposes, as more fully described in the accompanying proxy statement (“Proxy Statement”):

1.	To elect two Class II Directors, for terms ending in 2017;

2.	To amend the Company’s Articles of Incorporation to increase its total authorized common shares from 50,000,000 to 250,000,000, par value $.004 per share;

3.	To amend the Company’s Long-Term Incentive Plan (the “Plan”) to authorize an additional 500,000 shares for issuance under the Plan.

4.	To approve (on a non-binding, advisory basis) the compensation of our named executive officers;

5.	To approve (on a non-binding, advisory basis) whether an advisory vote on named executive officer compensation should occur once every one, two or three years; and

6.	To transact such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON [MAY 20], 2014.

We have elected to take advantage of the Securities and Exchange Commission’s rules that allow us to furnish our proxy materials to our stockholders over the Internet. We believe electronic delivery will expedite the receipt of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our annual meeting materials and help lower our costs. A Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) is being mailed concurrently to our stockholders. The Notice contains instructions on how to access the Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders online. You will not receive a printed copy of these materials, unless you specifically request one. The Notice of Internet Availability contains instructions on how to receive a paper copy of the proxy materials.

It is important that your shares be represented and voted at the meeting. You may vote your shares in person at the meeting, by internet, by telephone or by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials.

Our Proxy Statement and Annual Report on Form 10-K, are available at www.proxyvote.com

By Order of the Board of Directors

John B. Johnson, Jr.
April [], 2014	Secretary

AAON, INC.
2425 South Yukon
Tulsa, Oklahoma 74107

PROXY STATEMENT

This statement is furnished in connection with the solicitation by the Board of Directors of AAON, Inc., for proxies to be used at our Annual Meeting of Stockholders to be held on [May 20], 2014, at the time and place set forth in the Notice of Annual Meeting accompanying this Proxy Statement. Unless the context otherwise requires, references herein to “AAON”, “we”, “us”, “our” or “ours” refers to AAON, Inc., a Nevada corporation.

Pursuant to provisions of our Bylaws and action of our Board of Directors, the close of business on [March 24], 2014, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this annual meeting. The stock transfer books will not be closed.

The Directors nominated for election will be elected if, assuming a quorum exists, a majority of the stockholders voting, vote in favor of each Director.

Stockholders of record on the record date are entitled to cast their votes at the Annual Meeting in person or by internet, telephone or properly executed proxy. The presence, by any of these means, of thirty-three and one-third percent (33-1/3%) of the Common Stock outstanding on the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present in determining whether the quorum requirement is satisfied. If a quorum is not present at the time the Annual Meeting is convened, we may adjourn or postpone the meeting.

Determination of whether a proposal specified in the Notice of 2014 Annual Meeting of Stockholders has been approved will be determined, assuming a quorum is present either in person or by proxy, as follows:

•
A nominee for director will be elected if a majority of the stockholders voting on the nominee’s election vote in favor such nominee’s election. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on the director nominees.

•
The proposal to increase the total authorized common stock will require the affirmative vote of a majority of the Company’s outstanding shares of common stock entitled to vote on the proposal. As a result, abstentions and broker non-votes will have the effect of a vote against this proposal.

•
The proposal to increase the shares eligible for issuance under the Company’s Long-Term Incentive Plan will require a majority of the stockholders voting on such proposal vote in favor of amending our Long-Term Incentive Plan. Accordingly, abstentions and broker non-votes will have no effect on the outcome of the vote on this proposal.

•
The proposal to approve, on an advisory basis, the compensation of our named executive officers will require the affirmative vote of a majority of the voting shares that are present at the Annual Meeting in person or by proxy and entitled to vote on this proposal. An abstention will have the effect of a vote against this proposal. A broker non-vote will have no effect on the outcome of the vote on this proposal.

•
Proposal No. 5, relating to the frequency of future advisory votes on the compensation of our named executive officers, allows you to vote to recommend that such future votes be held every year, every two years, or every three years, or you may vote to abstain. This proposal will be determined by a plurality of votes cast, meaning that the option receiving the highest number of votes will be approved. Neither abstentions nor broker non-votes will affect the outcome of this proposal.

While the advisory votes on Proposals 4 and 5 are non-binding (as provided by law), the Board of Directors will review the results of the votes and will take them into account in making a determination concerning executive compensation as well as the frequency of such future advisory votes.

You may vote in several different ways:

In person at the Annual Meeting

You may vote in person at the Annual Meeting. You may also be represented by another person at the meeting by executing a proxy properly designating that person. If you are the beneficial owner of shares held in “street name,” you must obtain a legal proxy from your broker, bank or other holder of record and present it to the inspectors of election with your ballot to be able to vote at the meeting.

By telephone

You may vote by calling the toll-free telephone number indicated on the voting instructions you will receive. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.

By Internet

You may vote by going to the Internet web site indicated on the voting instructions you will receive. Confirmation that your voting instructions have been properly recorded will be provided.

By mail

You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card.

Telephone and Internet voting for stockholders of record will be available until 11:59 p.m. Central time on [May 19], 2014. A mailed proxy card must be received by [May 19], 2014, in order to be voted at the Annual Meeting. The availability of telephone and Internet voting for beneficial owners of other shares held in “street name” will depend on your broker, bank or other holder of record and we recommend that you follow the voting instructions on the Notice of Internet Availability that you receive from them.

If you are mailed a set of proxy materials and a proxy card or voting instruction card and you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.

Proxies received in advance of the meeting may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of AAON or by personal attendance at the meeting.

We have adopted a procedure approved by the SEC called “householding” pursuant to which stockholders of record who have the same address and last name and who request a written copy of our annual report and proxy statement will receive only one copy of such materials unless one or more of these stockholders notify us that they wish to receive individual copies. Stockholders who participate in householding will continue to receive separate proxy cards.

We will pay the costs of the solicitation of proxies. We may reimburse brokerage firms and other persons for expenses incurred in forwarding the proxy materials to their customers who are beneficial owners and obtaining their voting instructions. Stockholders electing to vote over the Internet should understand that there may be costs associated with electronic access (such as charges from their Internet access provider) and that these costs must be borne by the stockholder.

Stockholders currently receiving multiple copies of our annual report and proxy statement at their household can request householding by contacting our transfer agent at 1-801-277-1400 or writing to Progressive Transfer Company, 1981 East Murray-Holladay Road, Suite 200, Salt Lake City, Utah 84117. Stockholders now participating in householding who wish to receive a separate document in the future may do so in the same manner. Those owning shares through a bank, broker or other nominee may request householding by contacting the nominee.

This Proxy Statement, the Notice of Annual Meeting and accompanying proxy card, as well as our 2013 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2013), can also be found at our website (www.aaon.com). Copies of exhibits omitted from the enclosed Annual Report on Form 10-K are available without charge upon written request to Kathy I. Sheffield, 2440 S. Yukon, Tulsa, Oklahoma 74107, or may also be obtained at the Securities and Exchange Commission’s website at www.sec.gov.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

As of [March 24], 2014 (the record date), we had issued a total of [________] shares of $.004 par value Common Stock, our only class of stock outstanding. Each share is entitled to one vote on all matters submitted to a vote by stockholders.

The following table sets forth as of [March 24], 2014, the aggregate number of our shares of Common Stock owned by each person known by us to be the beneficial owner of more than 5% of our Common Stock:

Name and address of beneficial owner	Number of shares owned	Percent of Class
Norman H. Asbjornson	7,137,335 (1)	[19.46]
2425 South Yukon
Tulsa, OK 74107

Blackrock, Inc.	2,437,094 (2)	[6.64]
40 East 52nd Street
New York, New York 10022

(1) Includes 1,106 shares under AAON's 401(k) plan, 3,375 shares of restricted stock that will vest within 60 days of the annual meeting and 316,437 shares owned by his foundation. Mr. Asbjornson has sole voting and investment powers with respect to all shares beneficially owned by him.

(2) This share ownership information was provided in a Schedule 13G filed January 28, 2014, which discloses that BlackRock, Inc. possesses the sole voting power and sole dispositive power of the reported shares.

The following table sets forth as of [March 24], 2014, the aggregate number of shares of our Common Stock (adjusted to reflect stock splits) owned of record or beneficially by each current director, nominee for director, each person named in the Summary Compensation Table (herein, “Named Executive Officers”) and all directors, nominees for director and Named Executive Officers as a group:

Name and address of beneficial owner	Number of shares owned (1)		Percent of Class
Norman H. Asbjornson	7,137,335	(2)	[19.46]
John B. Johnson, Jr.	26,375	(3)	*
Jack E. Short	26,100	(4)	*
Paul K. Lackey, Jr.	36,450	(5)	*
A. H. McElroy II	36,450	(5)	*
Jerry R. Levine	184,036	(6)	*
Joseph E. Cappy	40,613	(7)	*
Robert G. Fergus	12,513	(8)	*
Kathy I. Sheffield	53,575	(9)	*
David E. Knebel	87,710	(10)	*
Scott M. Asbjornson	946,719	(11)	[2.58]
Directors, nominees and Named Executive Officers as a group (11 persons)	8,587,876	(12)	[23.41]

(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.
(2) Includes 1,106 shares under AAON's 401(k) plan, 3,375 shares of restricted stock that will vest within 60 days of the annual meeting plan and 316,437 shares owned by his foundation.
(3) Includes 3,375 shares of restricted stock that will vest within 60 days of the annual meeting.
(4) Includes 3,375 shares of restricted stock that will vest within 60 days of the annual meeting.
(5) Includes 3,375 shares of restricted stock which will vest within 60 days of the annual meeting.
(6) Includes 3,375 shares held by Mr. Levine’s IRA account, 1,686 shares held jointly by Mr. Levine and his wife, 9,250 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting and
3,375 shares of restricted stock which will vest within 60 days of the annual meeting.
(7) Includes 3,375 shares of restricted stock that will vest within 60 days of the annual meeting.
(8) Includes 3,607 shares under AAON’s 401(k) plan and 3,600 shares issuable upon exercise of stock options that are exercisable currently or within 60 days of the annual meeting.
(9) Includes 23,200 shares under AAON's 401(k) plan and 24,000 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting.
(10) Includes 560 shares under AAON's 401(k) plan and 9,750 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting.
(11) Includes 2,593 shares under AAON's 401(k) plan, 20,850 shares issuable upon exercise of stock options exercisable currently or within 60 days of the annual meeting, and 360,000 shares held as custodian for the benefit of his children.
(12) Includes 67,450 shares issuable upon the exercise of stock options that are exercisable currently or within 60 days of the annual meeting and 23,625 shares of restricted stock that will vest within 60 days of the annual meeting by all directors and Named Executive Officers.
* Less than 1%.

DIRECTORS AND EXECUTIVE OFFICERS

General

Our Board of Directors is comprised of seven members. Our Bylaws (the "Bylaws") divide the Board of Directors into three classes having staggered terms of three years each, with Classes II, III and I having terms expiring at the Annual Meeting of Stockholders in 2014, 2015 and 2016, respectively. The Bylaws provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

The names of Jack E. Short and Jerry R. Levine, the current members of the Class II Directors, whose terms expire at the 2014 annual meeting, have been placed in nomination for re-election to the Board (pursuant to Proposal No. 1, below), and the persons named in the proxy will vote for their election. Each of Mr. Short and Mr. Levine has consented to being named in this Proxy Statement and to serve if elected.

If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, the Board has no reason to believe that any nominee will be unavailable.

Nominees:

Class II - Terms Expire in 2014

Name	Age	Current Position	Director Since
Jack E. Short	73	Director	2004
Jerry R. Levine	75	Director	2008

Directors Continuing in Office:

Class III - Terms Expire in 2015

Name	Age	Current Position	Director Since
Norman H. Asbjornson	78	President, CEO and Director	1989
John B. Johnson, Jr.	80	Secretary and Director	1989
Joseph E. Cappy	79	Director	2010

Class I - Terms Expire in 2016

Name	Age	Current Position	Director Since
Paul K. Lackey, Jr.	70	Director	2007
A.H. McElroy II	51	Director	2007

Biographical Information

Set forth below is a description of the background of each of our current directors (including directors nominated for re-election) and executive officers. The term of office of each officer ends on the date of the Annual Meeting, subject to extension upon re-election.

Directors

Norman H. Asbjornson has served as President, Chief Executive Officer and a director of AAON since 1989 and currently serves in the class of directors whose terms will expire at the 2015 annual meeting of stockholders. Mr. Asbjornson also serves as the President of AAON, Inc., an Oklahoma corporation ("AAON-Oklahoma") and as the Chairman of the Board of AAON Coil Products, Inc. ("ACP"), both our wholly-owned subsidiaries.

Mr. Asbjornson is one of the founders of the Company, and his intimate knowledge of the HVAC industry, both from a technical and a business perspective, brings to the Board a unique insight into the Company’s operations in particular, as well as the environment in which the Company operates.

John B. Johnson, Jr., has served as Secretary and a director of AAON since 1989, and currently serves in the class of directors whose terms will expire at the 2015 annual meeting of stockholders. Mr. Johnson also serves as the Secretary of AAON-Oklahoma and ACP. Mr. Johnson has been engaged in the private practice of law in Tulsa, Oklahoma, since 1961, and is a member of the firm of Johnson & Jones, which serves as our General Counsel.

Mr. Johnson has served as our legal counsel since our inception. Mr. Johnson’s corporate and securities legal expertise, together with his historical knowledge of our operations, enable him to provide valuable legal and business advice to the Board in its various deliberations.

Jack E. Short has served as a director of AAON since 2004, and currently serves in the class of directors whose terms will expire at the 2014 annual meeting of stockholders. He is Chairman of our Audit Committee. Mr. Short was employed by PricewaterhouseCoopers (formerly Coopers & Lybrand) for 29 years and retired as the managing partner of the Oklahoma practice (Tulsa and Oklahoma City) of the firm in June 2001. Mr. Short previously served on the Board of Directors of a public company which is engaged in the non-toxic waste collection business.

Mr. Short’s extensive background in public accounting provides the Board with an individual well-versed in accounting and financial matters, and his experience on another public company board offers additional insight to the Board in both financial and risk assessment matters.

Paul K. (“Ken”) Lackey, Jr., was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2016 annual meeting of stockholders. He is Chairman of our Governance Committee. Between April 2002 and October 2005 Mr. Lackey served as CEO and President of The NORDAM Group, a privately held company in Tulsa, Oklahoma involved in the aerospace industry. Between October 2005 and December 2008 Mr. Lackey served as the Chairman and CEO of The NORDAM Group. Between January 2009 and December 2011 Mr. Lackey served as the Executive Chairman of the Board of The NORDAM Group. Since January 2012 Mr. Lackey has served as the Chairman of the Board of The NORDAM Group. Mr. Lackey serves on the board of directors of Matrix Service Company, a public company involved in the construction and energy services industry, and also serves on the board of directors of St. John Health System, a healthcare system in northeastern Oklahoma and southern Kansas.

Mr. Lackey’s experience in serving as the CEO of a manufacturing company provides not only additional knowledge and insight in production and manufacturing processes in general, but also brings to the Board an individual who can provide guidance on management and operational systems in a manufacturing environment such as ours. Mr. Lackey’s service on the board of another public company also provides him with the ability to compare and assess the differences in board operations and functions, which provide guidance on strengthening the practices of our Board.

A.H. (“Chip”) McElroy II was elected as a director of AAON in 2007, and currently serves in the class of directors whose terms will expire at the 2016 annual meeting of stockholders. He is Chairman of our Compensation Committee. Since 1997 Mr. McElroy has served as President and CEO of McElroy Manufacturing, Inc., a privately held manufacturing concern based in Tulsa, Oklahoma.

Mr. McElroy’s extensive experience in managing a privately held manufacturing company brings to the Board substantial knowledge of operational and budgetary efficiencies, as well as technology-related applications which may benefit general manufacturing processes.

Jerry R. Levine was elected as a director of AAON in 2008, and currently serves in the class of directors whose terms will expire at the 2014 annual meeting. For the last 40 years, Mr. Levine has been a securities analyst. From 1980 to 1991 Mr. Levine served as a member of the “Emerging Growth Group” of Merrill Lynch Capital Markets, specializing in small and mid-sized companies. In 1999 Mr. Levine formed JRL Advisors, which firm provides investor relations services. Mr. Levine, through JRL Advisors, has provided investor and shareholder relations services and advice to the Company since JRL Advisors’ formation.

Mr. Levine’s extensive experience in the securities and financial fields provides to the Board insight on capital markets in general, as well as industry sensitive markets that may affect us specifically. Mr. Levine’s background also allows him to provide the Board guidance on the potential market impact that any significant Board or Company decision may have on our market value.

Joseph E. Cappy was appointed by the Board of Directors to complete the remaining term of Charles C. Stephenson, Jr., at the 2010 annual meeting of the Board immediately following the Annual Meeting of the Stockholders. Mr. Cappy serves in the class of directors whose terms expire at the 2015 annual meeting. From 1997 until 2003 Mr. Cappy served as the CEO and director of DollarThrifty Automotive Group, the stock of which was listed on the New York Stock Exchange. For the ten years prior to that, Mr. Cappy served as a Vice President of Chrysler Corporation. Since his retirement from DollarThrifty Automotive Group in 2003, Mr. Cappy has served as Chairman and CEO of Capco, Inc., a family-owned enterprise with various investments in the United States.

Mr. Cappy’s experience of over twenty-five years in key management positions in public companies brings to the Board valuable knowledge of the complexities of managing public companies in particular, and the financial and capital related issues they face, as well as the impact of the decision-making processes on overall stockholder value.

Executive Officers

In addition to Norman H. Asbjornson (who is both a director and executive officer of the Company, and whose biographical information may be found in the section above entitled “Directors”), the following are also executive officers of the Company:

Name	Age	Current Position

Kathy I. Sheffield	61	Senior Vice President, Administration and Treasurer
David E. Knebel	68	Senior Vice President, Sales and Technology
Scott M. Asbjornson	45	Vice President, Finance and Chief Financial Officer
Robert G. Fergus	73	Vice President, Manufacturing

Kathy I. Sheffield, age 61, Senior Vice President, Administration and Treasurer, became Treasurer of AAON in 1999, Vice President in 2002 and Senior Vice President, Administration and Treasurer in 2012. Ms. Sheffield was our Accounting Supervisor from 1989 to 1992, when she became Accounting Manager. She also serves as Senior Vice President, Administration and Treasurer of AAON-Oklahoma and as Treasurer of ACP.

David E. Knebel, age 68, Senior Vice President, Sales and Technology, joined AAON in May 2001 as Manager of Technology and Training, before becoming Director of Sales and Technology in December 2002, Vice President, Sales and Technology in August 2005 and Senior Vice President, Sales and Technology in 2012. He is responsible for management of AAON’s sales force, parts and service departments, and software development in support of product application and selection. Mr. Knebel also serves as Senior Vice President, Sales and Technology of AAON-Oklahoma.

Scott M. Asbjornson, age 45, Vice President, Finance and CFO, joined the Company in 1990 and is the son of the Company’s President and CEO, Norman H. Asbjornson. Mr. Scott Asbjornson has held various positions with the Company and ACP, including Vice President (2007-2010) and President (2010-2012) of ACP. He also serves as Vice President, Finance and CFO of AAON-Oklahoma.

Robert G. Fergus, age 73, Vice President, Manufacturing, has served as Vice President of AAON since 1989. Mr. Fergus also serves as Vice President, Manufacturing, of AAON-Oklahoma.

BOARD, COMMITTEE MATTERS AND CORPORATE GOVERNANCE

Leadership Structure of the Board

The business of AAON is managed under the direction of our Board of Directors (“Board”). In accordance with our Bylaws, we do not have a “Chairman of the Board”; rather, the President, who is also the chief executive officer, presides as “Chairman” at all meetings of the Board and stockholders.

The Board has determined that our current Board structure, having the chief executive officer also serve as the presiding officer at all Board and stockholder meetings, is currently the most appropriate leadership structure for the Company and its stockholders. This fosters clear accountability, effective decision-making, alignment with corporate strategy, direct oversight of management, full engagement of the remaining directors and continuity of leadership. As the officer ultimately responsible for the day-to-day operation of the Company and for execution of its strategy, the Board believes that the President is the director best qualified to act in the capacity as “Chairman” of the Board and to lead Board discussions regarding the performance of the Company. We do not require the person filling the function of “Chairman of the Board” to be an independent director.
The Board’s Role in Risk Oversight

The Board has ultimate responsibility for oversight of our risk management processes. The Board discharges this oversight responsibility through regular reports received from and discussions with senior management on areas of material risk exposure to the Company. These reports and Board discussions include, among other things, operational, financial, legal, regulatory and strategic risks. Additionally, our risk management processes are intended to identify, manage and control risks so that they are appropriate considering our size, operations and business objectives. The full Board (or the appropriate committee in the case of risks in areas for which responsibility has been delegated to a particular committee) engages with the appropriate members of senior management to enable its members to understand and provide input to and oversight of our risk identification, risk management and risk mitigation strategies. In addition, each of our Board committees considers the risks within its areas of responsibility. For example, the Audit Committee reviews risks related to financial reporting; discusses material violations, if any, of Company ethics and compliance policies brought to its attention; considers the Company’s annual audit risk assessment which identifies internal control risks and drives the internal and external audit plan for the ensuing year; and considers the impact of risk on our financial position and the adequacy of our risk-related internal controls. The Compensation Committee reviews compensation and human resource risks. This enables the Board to coordinate risk oversight, particularly with respect to interrelated or cumulative risks that may involve multiple areas for which more than one committee has responsibility. The Board or applicable committee also has authority to engage external advisors as necessary.

The Board met five times during 2013, and each director participated in 75% or more of the total number of meetings of the Board.

Actions taken by the Board outside of Board meetings were consented to in writing by a memorandum of action in lieu of a meeting, to which all incumbent directors subscribed. Directors meet their responsibilities not only by attending Board and committee meetings but also through communication with members of management on matters affecting us.

A description of the fees paid to the directors and members of the Audit Committee, Compensation Committee and Governance Committee can be found under “Executive Compensation - Director Compensation”, herein.

Stockholders may communicate with the Board, including the non-management directors, by sending a letter to the Board of Directors of AAON, Inc., c/o Corporate Secretary, 2425 South Yukon, Tulsa, Oklahoma 74107. The Corporate Secretary has the authority to disregard any inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit the correspondence to the Board or to any specific director to whom the correspondence is directed.

We encourage all of our directors to attend AAON’s annual meetings of stockholders and all current Board members attended the 2013 annual meeting.

Committee Structure

Currently, the Board has a standing Audit Committee, Compensation Committee and Governance Committee to assist the Board in carrying out its functions. The Board has determined that each of the Chairmen, as well as all committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The members of the committees are shown in the table below, followed by a brief description of each committee.

Director	Audit Committee	Compensation Committee	Governance Committee

Joseph E. Cappy	Member	Member	--
Paul K. Lackey, Jr.	Member	--	Chairman
Jerry R. Levine	--	--	Member
A.H. McElroy II	--	Chairman	Member
Jack E. Short	Chairman	Member	--

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Among other things, the Committee is responsible for: selecting and retaining our independent public accountants; preapproving the engagement of the independent accountants for all audit-related services and permissible, non-audit related services; reviewing in advance the scope and focus of the annual audit; and reviewing and discussing with management and the auditors our financial reports, the audited financial statements, the auditor's report, the management letter and the quality and adequacy of our internal controls. The Board has determined that the Chairman and the other Audit Committee members are independent under applicable NASDAQ and SEC rules for Audit Committee memberships. The Audit Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com. The “Audit Committee Report” for year 2013 is set forth below. The Audit Committee met a total of four times during 2013 and the Chairman and each committee member participated in 75% or more of the total number of Audit Committee meetings.

The Board has determined that Mr. Short qualifies as an “audit committee financial expert” as defined by applicable SEC rules and that each member of the Audit Committee meets the additional criteria for independence of audit committee members set forth in Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

The responsibilities of the Compensation Committee, as set forth in its charter, include the direct responsibility and authority to review and approve our goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers, to evaluate the performance of such officers in accordance with the policies and principles established by the Compensation Committee and to determine and approve, either as a Committee, or (as directed by the Board) with the other “independent” Board members (as defined by the NASDAQ listing standards), the compensation level of the Chief Executive Officer and the other executive officers. The Compensation Committee is composed of the three non-employee directors, named in the table above, each of whom is “independent” as defined by applicable NASDAQ and SEC rules for committee memberships. The Compensation Committee is governed by a written charter, a copy of which is available on our website, at www.aaon.com. The Compensation Committee met a total of four times during 2013 and the Chairman and each committee member participated in 75% or more of the total number of Compensation Committee meetings.

The responsibilities of the Governance Committee include proposing to the Board a slate of nominees for election by the stockholders at the Annual Meeting, and maintaining a list of prospective director candidates in the event of the resignation, death, removal or retirement of directors or a change in the Board composition requirements. The Committee is also charged with reviewing with the Board the desired experience, mix of skills and other qualities to assure appropriate Board composition. The Board has determined that the Chairman and all Governance Committee members are independent under applicable NASDAQ and SEC rules for committee memberships. The Governance Committee met a total of five times during 2013 and the Chairman and each committee member participated in 75% or more of the total number of Governance Committee meetings, except for Mr. Levine, who participated in three of the five Governance Committee meetings.

Our Bylaws also provide that a stockholder may nominate a director for election at an annual meeting if written notice is given to us not less than 60 and not more than 90 days in advance of the anniversary date of the immediately preceding annual meeting.

If and when new vacancies occur in the future, the Board will consider director nominees recommended by stockholders, in accordance with our Bylaws. The Board does not have a formal policy regarding the consideration of, procedures to be followed by, minimum qualifications of or process for identifying or evaluating nominees recommended by stockholders.
Among the criteria developed by the Governance Committee for qualification for director nominees as well as director retention, a candidate must have demonstrated accomplishment in his or her chosen field, character and personal integrity, and the ability to devote sufficient time to carry out the duties of a director. The Governance Committee considers whether the candidate is independent under the standards described below under “Director Independence.” In addition, the Governance Committee considers all information relevant in their business judgment to the decision of whether to nominate a particular candidate, taking into account the then-current composition of the Board and assessment of the Board’s collective requirements. These factors may include: a candidate’s age, professional and educational background, reputation, industry knowledge and business experience and relevance to the Company and the Board (including the candidate’s understanding of markets, technologies, financial matters and international operations); whether the candidate will complement or contribute to the mix of talents, skills and other characteristics that are needed to maintain the Board’s effectiveness; and the candidate’s ability to fulfill responsibilities as a director and as a member of one or more of our standing Board committees. Although the Board does not have a formal diversity policy for Board membership, the Governance Committee considers whether a director nominee contributes or will contribute to the Board in a way that can enhance the perspective and experience of the Board as a whole through diversity in gender, ethnicity, geography and professional experience.

Nomination of a candidate is not based solely on the factors noted above. When current Board members are considered for nomination for re-election, the Governance Committee also takes into consideration their prior Board contributions, performance and meeting attendance records. The Governance Committee does not assign specific weights to particular criteria, and no particular criterion is a prerequisite for Board membership. We believe that the backgrounds and qualifications of our directors, considered as a group, should provide an appropriate mix of experience, knowledge and abilities to allow the Board to fulfill its responsibilities. The effectiveness of the Board’s skills, expertise and background is also considered as part of each Board annual self-assessment.

Code of Ethics

We have adopted a code of ethics that applies to our principal executive officer, principal financial officer and principal accounting officer or persons performing similar functions, as well as our other employees and directors. Our code of ethics can be found on our website at www.aaon.com. We will also provide any person without charge, upon request, a copy of such code of ethics. Requests may be directed to AAON, 2425 South Yukon Avenue, Tulsa, Oklahoma 74107, attention Kathy I. Sheffield, or by calling (918) 382-6204.

Transactions with Related Persons

In 2013, we did not enter into any new related party transactions and we do not have any preexisting related party transactions.

Our Code of Conduct guides the Board in its actions and deliberations with respect to related party transactions. Under the Code, conflicts of interest, including any involving the directors or any Named Executive Officers, are prohibited except under any guidelines approved by the Board. Only the Board may waive a provision of the Code of Conduct for a director or a Named Executive Officer, and only then in compliance with all applicable laws, rules and regulations.

Director Independence

The Board has adopted director independence standards that meet and/or exceed listing standards set by NASDAQ. NASDAQ has set forth six applicable tests and requires that a director who fails any of the tests be deemed not independent. In 2013, the Board affirmatively determined that Messrs Short, Lackey, McElroy, Levine and Cappy are independent. Mr. Asbjornson does not qualify as independent under the standards set forth below. The Board has determined that Mr. Johnson should not be deemed independent, because he is a member of the law firm that serves as General Counsel to the Company.

Our director independence standards are as follows:

It is the policy of the Board that a majority of the members of the Board consist of directors independent of AAON and our management. For a director to be deemed “independent,” the Board shall affirmatively determine that the director has no material relationship with AAON or its affiliates or any member of the senior management of AAON or his or her affiliates. In making this determination, the Board applies, at a minimum and in addition to any other standards for independence established under applicable statutes and regulations as outlined by the NASDAQ listing standards, the following standards, which it may amend or supplement from time to time:

▪
A director who is, or has been within the last three years, one of our employees, or whose immediate family member is, or has been within the last three years a Named Executive Officer, cannot be deemed independent. Employment as an interim Chairman or Chief Executive Officer will not disqualify a director from being considered independent following that employment.

▪
A director who has received, or who has an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from us, other than director and committee fees and benefits under a tax-qualified retirement plan, or non-discretionary compensation for prior service (provided such compensation is not contingent in any way on continued service), cannot be deemed independent. Compensation received by a director for former service as an interim Chairman or Chief Executive Officer and compensation received by an immediate family member for service as a non-executive employee will not be considered in determining independence under this test.

▪
A director who (A) is, or whose immediate family member is, a current partner of a firm that is our external auditor; (B) is a current employee of such a firm; or (C) was, or whose immediate family member was, within the last three years (but is no longer) a partner or employee of such a firm and personally worked on our audit within that time cannot be deemed independent.

▪
A director who is, or whose immediate family member is, or has been within the last three years, employed as an executive officer of another company where any of our present Named Executive Officers at the time serves or has served on that company’s compensation committee cannot be deemed independent.

▪
A director who is a current employee or general partner, or whose immediate family member is a current executive officer or general partner, of an entity that has made payments to, or received payments from us for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of $200,000 or 5% of such other entity’s consolidated gross revenues, other than payments arising solely from investments in AAON’s securities or payments under non-discretionary charitable contribution matching programs, cannot be deemed independent.

For purposes of the independence standards set forth above, the terms:

▪	“affiliate” means any consolidated subsidiary of AAON and any other company or entity that controls, is controlled by or is under common control with AAON;

▪	“executive officer” means an “officer” within the meaning of Rule 16a-1(f) under the Exchange Act, as amended; and

▪
“immediate family” means spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, brothers- and sisters-in-law and anyone (other than employees) sharing a person’s home, but excluding any person who is no longer an immediate family member as a result of legal separation or divorce, death or incapacitation.

In addition to the director independence standards set forth above, the Board also requires the Chairs and all other committee members to satisfy the heightened independence standards set forth under applicable NASDAQ and SEC rules for committee memberships.

The Board undertakes an annual review of the independence of all non-employee directors. In advance of the meeting at which this review occurs, each non-employee director is asked to provide the Board with full information regarding the director’s business and other relationships with us and our affiliates and with senior management and their affiliates to enable the Board to evaluate the director’s independence.

Directors have an affirmative obligation to inform the Board of any material changes in their circumstances or relationships that may impact their designation by the Board as “independent”. This obligation includes all business relationships between, on the one hand, directors or members of their immediate family, and, on the other hand, AAON and our affiliates or members of senior management and their affiliates, whether or not such business relationships are subject to any other approval requirements by us.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discusses the material elements of compensation awarded to, earned by or paid to our Named Executive Officers, comprised of our principal executive and principal financial officers, and our other three most highly compensated executive officers.

Our executive compensation programs are determined and approved by our Compensation Committee, after consideration of recommendations by the principal executive officer, as to the other Named Executive Officers. None of the Named Executive Officers are members of the Compensation Committee. The Compensation Committee has the direct responsibility and authority to review and approve our goals and objectives relative to the compensation of the Named Executive Officers, and to determine and approve (either as a committee or with the other members of our Board who qualify as “independent” directors under applicable guidelines adopted by NASDAQ) the compensation levels of the Named Executive Officers.

Our historical executive compensation programs have intended to achieve two objectives. The primary objective is to enhance our profitability, and thus stockholder value. The second objective is to attract, motivate, reward and retain employees, including executive personnel, who contribute to our long-term success. As described in more detail below, the material elements of our historical executive compensation program for Named Executive Officers include a base salary, discretionary annual bonuses (now replaced by annual incentive bonuses), perquisites, our contributions to AAON’s 401(k) plan, “profit sharing” payments (made to all employees, except for the Named Executive Officers since 2011), discretionary stock options and restricted stock awards.

We believe that each element of the executive compensation program helps to achieve one or both of the compensation objectives outlined above. The table below lists each material element of our executive compensation program and the compensation objective or objectives that it is designed to achieve.

Compensation Element	Compensation Objectives Attempted to be Achieved

Base salary	Attract and retain qualified executives
Motivate and reward executives’ performance
Stay competitive in the marketplace

Bonus compensation	Motivate and compensate executives’ performance
Stay competitive in the marketplace

Profit sharing	Motivate executives (other than the Named Executive
Officers, who since 2011 no longer participate in the
profit sharing) and all employees equally

Perquisites and personal benefits	Attract and retain qualified executives

Equity-based compensation – stock options	Enhance profitability of AAON and shareholder value by
and restricted stock awards	aligning long-term incentives with stockholders' long-term
interests
Attract and retain qualified executives

Retirement benefits – 401(k) and health	Enhance profitability of AAON and shareholder value
savings account	by aligning long-term incentives with stockholders’
long-term interests

As illustrated by the table above, base salary, perquisites and retirement benefits are all primarily intended to attract and retain qualified executives. These are the elements of our historic executive compensation program where the value of the benefit in any given year is not wholly dependent on performance. Base salaries are intended to attract and retain qualified executives as well as being linked to performance by rewarding and/or motivating executives. Base salaries are reviewed annually and take into account: experience and retention considerations; past performance; improvement in historical performance; anticipated future potential performance; and other issues specific to the individual executive. As discussed below, effective March 1, 2011, base salaries also take into account comparable salaries of similarly situated officers of industry peers, as well as the individual responsibilities of our Named Executive Officers. In an effort to attract and retain qualified executives, we emphasize the need to provide executives with predictable benefit amounts that reward the executive’s continued service. Some of the elements are generally paid out on a short-term or current basis, e.g., base salary and perquisites, while retirement benefits are generally paid out on a long-term basis.

There are specific elements of the historic executive compensation program that are designed to reward performance and enhance profitability and stockholder value, and, therefore, the value of these benefits is based on performance. Our discretionary annual bonus plan and its replacement annual incentive bonus plan are primarily intended to motivate and reward Named Executive Officers’ performance to achieve specific strategies and operating objectives, as well as improved financial performance. Other elements that satisfy the primary objective of executive compensation to enhance profitability and stockholder value are through a mix of short-term or current basis and long-term basis. Profit sharing, which is divided equally among all employees (other than the Named Executive Officers, who since 2011 no longer participate in the profit sharing), provides a short-term cash reward for quarterly profits, while the Long-Term Incentive Plan (“LTIP”) and 401(k) savings and investment plan align performance to profitability and stockholder value over a longer term. This mix of short-term and long-term elements allows us to achieve dual goals of attracting and retaining executives, while motivating and rewarding executives to enhance profitability and stockholder value.

The Compensation Committee’s philosophy is that we should continue to use long-term compensation to align stockholder and executives’ interests and should allocate a portion of long-term compensation to the entire executive compensation package.

Historically, no executive compensation has been tied to meeting any specific “goal” or “objective”, or achieving any specific performance, revenue enhancement or cost-savings criteria. Therefore, historically, we believe there has been little or no risk resulting from compensation elements having a material adverse effect on the Company or its operations by reason of incentivizing any executive employee to take actions to enhance individual compensation to the detriment or risk of the Company. As discussed below, in 2011, at the recommendation of the Compensation Committee, the historical discretionary bonus structure for our Named Executive Officers was replaced with an “at risk” annual incentive bonus program more directly tied to overall Company performance. However, even under this structure, we still believe that there is little or no likelihood that this revised compensation program will incentivize any executive officer to take actions for his or her personal enhancement to the detriment or risk of the Company.

We have, from time to time, at the request and for the benefit of the Compensation Committee, retained independent third-party executive compensation consulting companies (which provide no other services to us) to provide general compensation expertise. We have previously utilized these consulting firms for a comprehensive analysis of compensation for all executive, engineering, sales, marketing, general and administrative positions. These consultants generally gather peer group information and provide the information to the Compensation Committee, which is then used for proper benchmarking of our compensation programs for executives and other employees.

In November 2013, the Compensation Committee engaged Towers Watson & Co. (“Towers Watson”) to perform an independent assessment of the compensation levels for our seven top executives, and to conduct a competitive assessment of the compensation arrangements for our non-employee directors. The preliminary report of Towers Watson was received by the Committee in the first quarter of 2014 and is being reviewed and assessed by the Committee in determining its recommendations to the Board concerning future compensation of our executive officers and non-employee directors.

We currently maintain, effective beginning calendar year 2011, an “at risk” incentive program. Under this program, bonuses for the Named Executive Officers are based on the Company achieving an annual budgeted goal of operating profit before “profit sharing” and income taxes, after bonus accrual. As a part of this program, the Named Executive Officers no longer participate in our profit sharing plan.

At the recommendation of the Compensation Committee, the Board authorized Mr. Asbjornson, as the CEO, to provide further detailed recommendations on the incentive bonus plan and individual objectives within such plan with respect to each other Named Executive Officer, and the CEO will, with the Compensation Committee’s approval, have the authority to increase or decrease the individual annual incentive awards (up to 15%) for each other Named Executive Officers based upon his evaluation of such officer’s annual objectives.

At our 2011 Annual Meeting, the ballot included our first advisory vote on executive compensation, commonly known as “Say-on-Pay”. The vote was not binding on the Company, the Board of Directors or the Compensation Committee. Of the votes cast, including abstentions, an overwhelming 99.26% were “FOR” the compensation of the Named Executive Officers. The Compensation Committee was cognizant of this result in its determinations to continue the key components, design, implementation and amounts of our compensation program.

The ballot for our 2011 Annual Meeting also included our first advisory vote as to the frequency of future advisory Say-on-Pay votes. Of the votes cast, including abstentions, 60% were “For” Say-on-Pay votes every three years. At a meeting of the Board of Directors immediately following our 2011 Annual Meeting, the Board determined, in light of such advisory vote, that the Company will include an advisory stockholder Say-on-Pay vote every three years.

2013 Executive Compensation Program Elements

The following discussion, as well as the historical information contained in the tables below, are based upon our historical and current compensation plans as in effect in 2013 and the prior reported years.

Base Salaries

Similar to most companies within the industry, our policy is to pay Named Executive Officers’ base salaries in cash. A significant portion of the executive compensation package is through base salaries. During 2013, base salaries for our Named Executive Officers were as follows: Norman H. Asbjornson - $355,800, Scott M. Asbjornson - $179,140, Kathy I. Sheffield - $180,408, David E. Knebel - $195,204, and Robert G. Fergus - $178,602. In approving these executives’ salary levels, the Committee took into account certain factors including, recommendations of the principal executive officer (except for himself), each executives’ individual experience and responsibilities and the Company’s performance.

Annual Cash Incentive Bonuses

In 2011 and prior years, our policy had been to pay any discretionary annual bonuses to Named Executive Officers in cash. Annual discretionary bonuses provided to the Named Executive Officers in 2011 and prior years were largely based on the recommendation of the principal executive officer. The Compensation Committee maintained the authority to reduce or increase the size of the payout for each individual Named Executive Officer in its discretion. Cash bonuses have not historically been a significant portion of the executive compensation package. The annual discretionary bonus is reported in the “Bonus” column of the “Summary Compensation Table” for each Named Executive Officer.

As previously discussed, in 2011 the Board of Directors instituted a new “at risk” annual incentive bonus which replaced the annual discretionary bonus and is intended to facilitate alignment of management with corporate objectives and stockholder interests in order to achieve outstanding performance and to meet specific AAON financial goals by:

•	providing the employees designated by the Committee, incentive compensation tied to stockholder goals for Company;

•	providing competitive compensation (base salary and incentive bonus, based, in part, on salary) to attract, motivate, reward and retain employees who achieve outstanding performance;

•	fostering accountability and teamwork throughout the Company; and

•	contributing to the long term success of the Company.

We believe that the annual incentive should be a substantial component of total compensation and be based upon achievement of AAON’s annual budgeted net income before “profit sharing” and income taxes, but after bonus accrual.

For the fiscal year ended December 31, 2013 the opportunity budget (targeted net income before profit sharing and income taxes but after bonus accrual) was set at $42.5 million; whereas, actual results were $57.1 million (134% of the opportunity budget). Incentive compensation opportunities are expressed as a percentage of the executive officer’s base salary times a bonus factor. The bonus factor is calculated using a formula determined by the Compensation Committee that results in a multiple of the amount by which the Company exceeded the opportunity budget. The rounded bonus factor for 2013 was 1.76. The eligible bonus amount for Norman H. Asbjornson and the other Named Executive Officers in 2013 are shown in the chart below:

Name	Eligible % of Base salary
Norman H. Asbjornson	75%
Robert G. Fergus	35%
Kathy I. Sheffield	35%
David E. Knebel	35%
Scott M. Asbjornson	35%

For example, Norman H. Asbjornson's base salary for 2013 was $355,800. Since the Company was at 134% of the opportunity budget, the bonus factor was 1.76 as noted above. Norman H. Asbjornson's bonus was 75% of his base salary times the 176% to arrive at his bonus of $470,964.

In the event the Company’s performance exceeds the level necessary for our Named Executive Officers to earn a bonus under the annual cash incentive bonus plan, the Board has the discretion (with the advice of the Compensation Committee), in the case of Norman H. Asbjornson, and Mr. Asbjornson has the discretion in the case of the other Named Executive Officers, to increase or decrease the amount earned by each Named Executive Officer up to 15% based on how such individual has performed in relation to his or her annual objectives. Continuing the example from above, for 2013 Norman H. Asbjornson received the full 15% of $70,645 in addition to the annual incentive of $470,964 for a total bonus amount of $541,609.

For the year ended December 31, 2013 cash bonuses were accrued as of December 31, 2013 and paid February 21, 2014 to all of our Named Executive Officers as follows: $541,609 for Norman H. Asbjornson, $138,668 for David E. Knebel, $128,157 for Kathy I. Sheffield, $127,256 for Scott M. Asbjornson and $126,874 for Robert G. Fergus.

Prior to 2011, our Named Executive Officers participated in our profit sharing plan pursuant to which 10% of pre-tax profit at each subsidiary was paid to all eligible employees on a quarterly basis, with each Named Executive Officer receiving an equal amount of the profit-sharing bonus in cash. The profit-sharing bonus is solely based on our profit and divided among all qualified employees equally. As noted above, our Named Executive Officers no longer participate in our profit sharing plan.

Perquisites

We provide some Named Executive Officers with certain perquisites and personal benefits, including automobile related expenses. We utilize certain tax advantages associated with perquisites and personal benefits as a way to provide additional annual compensation that supplements base salaries and bonus opportunities granted to Named Executive Officers. Perquisites are reported in the “All Other Compensation” column of the “Summary Compensation Table” for each Named Executive Officer if applicable and if reporting threshold requirements were met.

Equity-Based Compensation

Our policy is that the Named Executive Officers’ long-term compensation should be directly linked to enhancing profitability and value provided to our stockholders. Accordingly, the Compensation Committee grants equity awards under our LTIP designed to link an increase in stockholder value to compensation. Such grants are largely based upon the recommendation of the principal executive officer (except as to himself) based on the Named Executive Officer’s performance in the prior year and his or her expected future contribution to our performance.

Historically, the Company has not based executive officer equity compensation decisions on pre-established performance targets or other quantitative criteria, as many of the applicable operational and financial performance measures which affect Company profitability (and stockholder value) are contingent upon a combination of general economic factors, e.g., raw material prices, which are beyond the control of any individual. However, positive overall Company performance (from both a financial as well as stock price stand point) is a primary element associated with the grant of equity-based compensation to the executive officers as a group. When determining the total value of compensation provided to our executive officers, our Compensation Committee, with the advice of our CEO, evaluates various aspects of Company performance in light of general economic conditions, as well as comparison of the Company performance against similar competitors in the industry. Performance elements considered may include cost containment initiatives, product and marketing development, risk management, or successful completion of major capital projects including production line enhancements. These elements have not been specifically weighted in determining the amount of the equity incentive awards because the relative importance of each element may change from time to time and the responsibilities of each executive officer, as they contribute to the achievement of any particular objective, may vary.

Factors considered when determining any specific equity-based award include:

•	the responsibilities of the executive officer;

•	the scope, level of expertise and experience required for the executive officer’s position and the period during which the officer has performed these responsibilities;

•	the strategic impact of the officer’s position; and

•	the potential future contribution of the officer.

For financial statement purposes, stock option and restricted stock award grants are valued using the Black-Scholes Model in accordance with Financial Accounting Standards Board Codification Topic 718, Compensation - Stock Compensation (“FASB ASC Topic 718”) and are calculated as a part of the executive compensation package for the year based on the amount of requisite service period served. The “grant date fair value” of the options as determined under generally accepted accounting principles is shown in the “Summary Compensation Table” below. Non-qualified stock options and restricted stock awards for Named Executive Officers and other key employees generally vest ratably over five years. The Compensation Committee believes that these awards encourage Named Executive Officers to continue to use their best professional skills and to retain Named Executive Officers for longer terms.

Awards are granted to new key employees on their hire date. Other grant date determinations are made by the Compensation Committee, which are based upon the date the Committee met and proper communication was made to the Named Executive Officer or key employee as defined in the definition of grant date by FASB ASC Topic 718. Stock option exercise prices are equal to the value of AAON stock on the close of business on the determined grant date. We have no program or practice to coordinate timing of grants with release of material, nonpublic information.

The aggregate amount of stock compensation expense as determined under ASC Topic 718, Compensation - Stock Compensation, for 2013, 2012 and 2011 with respect to outstanding options and restricted stock awards granted to the Named Executive Officers is shown in the “Summary Compensation Table” below. The grant date fair value of the options and restricted stock awards granted to the Named Executive Officers in 2013, 2012 and 2011 as determined under FASB ASC Topic 718 for purposes of our financial statements is shown in the “Grants of Plan-Based Awards Table” below. The “Grants of Plan-Based Awards Table” below provides additional detail regarding the options and restricted stock awards granted to Named Executive Officers in 2013, 2012 and 2011, including the vesting and other terms that apply to the options and restricted stock awards.

Retirement Benefits - Defined Contribution Plan, 401(k) and Health Savings Account

We sponsor a defined contribution plan (the “Contribution Plan”). Eligible employees may make contributions in accordance with the Contribution Plan and IRS guidelines. In addition to the traditional 401(k), eligible employees have the option of making an after-tax contribution to a Roth 401(k) or a combination of both. The Contribution Plan provides for automatic enrollment and for an automatic increase to the deferral percentage at January 1st of each year and each year thereafter, unless the employee elects to decline the automatic increase and enrollment. Effective October 1, 2013, and each year thereafter, eligible employees are automatically enrolled in the Contribution Plan at a 6% deferral rate and employees contributing prior to the effective date will have their deferral rates increased to 6% unless their existing rate is above 6% or the employee elects to decline the automatic enrollment or increase.

Under the Contribution Plan, through September 30, 2013, we contributed a specified percentage of each eligible employee’s compensation. In addition, from 2010 through September 30, 2013, we contributed 1.5% of each eligible employee’s pre-tax earnings to the 401(k). Effective October 1, 2013, we now contribute 3% of each eligible employee’s pre-tax earnings to the Contribution Plan and match 100% up to 6% of employee contributions of eligible compensation. Our contributions are in the form of cash and we direct the investment committee to use these funds to purchase shares of our common stock. We believe that investment in our stock encourages retention and increases the value to the employee and stockholder as our performance increases. We maintain a stock repurchase arrangement by which employee-participants in our Contribution Plan are entitled to have shares of AAON stock in their accounts sold to us to provide diversification of their investments. Eligible employees are 100% vested in salary deferral contributions and vest 20% per year at the end of years two through six of employment in employer matching contributions. The additional 3% Company contribution vests over two years.

The amounts contributed by us to each Named Executive Officer under the 401(k) plan are based on actual contributions and the base salary of the employee, and are reported in the “All Other Compensation” column of the “Summary Compensation Table” for each Named Executive Officer, if applicable, and if the threshold reporting requirements were met. Our employees participate in a high-deductible heath savings plan wherein they open a Health Savings Account. We provide a match of approximately 25% for employee contributions to their Health Savings Account.

Compensation Committee Report

The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this Proxy Statement required by Item 402(b) of Regulation S-K. Based upon this review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis section be included in this Proxy Statement.

Compensation Committee of the Board of Directors

A.H. McElroy II, Chairman
Joseph E. Cappy
Jack E. Short

The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.

Compensation Committee’s Interlocks and Insider Participation

No member of the Compensation Committee is or has been a former or current Named Executive Officer of AAON or had any relationships requiring disclosure by us under the SEC’s rules requiring disclosure of certain relationships and related-party transactions. None of our Named Executive Officers identified herein served as a director or a member of a compensation committee (or other committee serving an equivalent function) of any other entity.

Compensation of Named Executive Officers

The “Summary Compensation Table” set forth below should be read in connection with the tables and narrative descriptions that follow. The “Grants of Plan-Based Awards Table”, and the description of the material terms of the nonqualified options and restricted stock awards granted in 2013, 2012 and 2011 that follows it, provide information regarding the long-term equity incentives awarded to Named Executive Officers in 2013, 2012 and 2011 that are also reported in the “Summary Compensation Table”. The “Outstanding Equity Awards at Fiscal Year End Table” and “Option Exercises and Stock Vesting Table” provide further information on the Named Executive Officers’ potential realizable value and actual value realized with respect to their equity awards.

We did not have any pension plans, non-qualified deferred compensation plans or severance, retirement, termination, written or unwritten constructive termination or change in control arrangements for any of our Named Executive Officers for the year ended December 31, 2013.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Restricted Stock Awards(1) ($)	Option Awards (1) ($)	All Other Compensation ($)	Total ($)

Norman H. Asbjornson President and CEO	2013	355,800	541,609(7)	69,154	—	69,765(2)	1,036,328
	2012	355,800	533,700	42,221	—	58,366(2)	990,087
	2011	345,903	—	46,468	—	55,139(2)	447,510

Robert G. Fergus Vice President, Manufacturing	2013	178,602	126,874(7)	—	—	13,407(3)	318,883
	2012	176,435	125,021	34,637	50,363	11,291(3)	397,747
	2011	171,543	—	—	—	11,025(3)	182,568

Kathy I. Sheffield Senior Vice President, Administration/Treasurer	2013	180,408	128,157(7)	—	—	13,342(4)	321,907
	2012	180,408	126,286	34,637	83,939	10,827(4)	436,097
	2011	177,384	—	—	—	11,108(4)	188,492

David E. Knebel Senior Vice President, Sales and Technology	2013	195,204	138,668(7)	—	—	13,170(5)	347,042
	2012	195,204	136,643	34,637	83,939	10,990(5)	461,413
	2011	191,222	—	—	—	11,327(5)	202,549

Scott M. Asbjornson Vice President, Finance and CFO .	2013	179,140	127,256(7)	—	—	15,753(6)	322,149
	2012	180,288	125,398	34,637	83,939	72,023(6)	496,285
	2011	176,063	5,549	—	—	12,893(6)	194,505

______________________
(1) See discussion of assumptions made in valuing these awards in the notes to our financial statements. The values reflect grant date fair value of awards. Compensation costs are recognized for option and restricted stock awards over their requisite service period.

(2) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $18,008, $10,745 and $10,343 in 2013, 2012 and 2011, respectively; (ii) director fees in the amount of $27,500, $27,500 and $24,450 in 2013, 2012 and 2011, respectively; (iii) payment of personal car lease in the amount of $22,385, $18,738 and $18,738 in 2013, 2012 and 2011, respectively; (iv) matching contributions to a Health Savings Account in the amount of $1,872, $1,383 and $792 in 2013, 2012 and 2011, respectively; and (v) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma in the amount of $0, $0 and $816 in 2013, 2012 and 2011, respectively.

(3) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $11,535, $9,908 and $9,521 in 2013, 2012 and 2011, respectively; (ii) matching contributions to a Health Savings Account in the amount of $1,872, $1,383 and $688 in 2013, 2012 and 2011, respectively; and (iii) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma in the amount of $0, $0 and $816 in 2013, 2012 and 2011, respectively.

(4) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $11,574, $9,765 and $9,500 in 2013, 2012 and 2011, respectively; (ii) matching contributions to a Health Savings Account in the amount of $1,768, $1,062 and $792 in 2013, 2012 and 2011, respectively; and (iv) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma in the amount of $0, $0 and $816 in 2013, 2012 and 2011, respectively.

(5) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $11,896, $9,987 and $9,701 in 2013, 2012 and 2011, respectively; (ii) matching contributions to a Health Savings Account in the amount of $1,274, $1,003 and $810 in 2013, 2012 and 2011, respectively; and (iii) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON-Oklahoma in the amount of $0, $0 and $816 in 2013, 2012 and 2011, respectively.

(6) Consists of (i) contributions to our 401(k) plan by AAON in the amount of $13,396, $10,489 and $11,088 in 2013, 2012 and 2011, respectively; (ii) matching contributions to a Health Savings Account in the amount of $2,357, $1,534, and $1,126 in 2013, 2012 and 2011, respectively; (iii) a payment of $60,000 for relocation from Longview, Texas to Tulsa, Oklahoma in 2012; and (iv) a per capita share, the same as all other eligible employees, of 10% of the pre-tax profit of AAON Coil Products in the amount of $0, $0 and $679 in 2013, 2012 and 2011, respectively.

(7) These bonuses were accrued at December 31, 2013 and paid on February 21, 2014.

We award stock incentives to key employees and the Named Executive Officers either on the initial date of employment or due to performance incentives throughout the year. The 2013, 2012 and 2011 grants to Named Executive Officers are reported in the table below. All share numbers and prices have been adjusted to reflect stock splits.

Grants of Plan-Based Awards
Name	Grant Date	All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock/Option Awards

Norman H. Asbjornson	5/21/13	3,375			69,154(1)
	5/15/12	3,375			42,200(2)
	5/17/11	3,375			46,468(3)

Robert G. Fergus	8/13/12	3,000			34,600(4)
	5/15/12		9,000	12.98	50,400(5)

Kathy I. Sheffield	8/13/12	3,000			34,600(4)
	5/15/12		15,000	12.98	83,900(5)

David E. Knebel	8/13/12	3,000			34,600(4)
	5/15/12		15,000	12.98	83,900(5)

Scott M. Asbjornson	8/13/12	3,000			34,600(4)
	5/15/12		15,000	12.98	83,900(5)

(1) The fair value of these shares is $20.49 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(2) The fair value of these shares is $12.51 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(3) The fair value of these shares is $13.77 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(4) The fair value of these shares is $11.55 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.
(5) The fair value of these shares is $5.60 per share based on the Black-Scholes pricing model. See discussion of assumptions made in valuing these awards in the notes to our financial statements.

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

A discussion of 2013 salaries, bonuses and long-term incentive awards is included in “Executive Compensation”.

Named Executive Officers are not separately entitled to receive dividend equivalent rights with respect to each stock option, however, dividends are paid for restricted stock awards (retroactively upon vesting). Each nonqualified stock option award described in the “Grants of Plan-Based Awards Table” above expires on the tenth anniversary of its associated grant date and vests in equal installments over the course of three years for Board members and five years for executives. Restricted stock awards vest in equal installments over the course of three years for Board members and five years for executives. Norman H. Asbjornson’s awards vest over a three-year period due to his capacity as a director.

The following table presents information regarding outstanding equity awards as of December 31, 2013. All share numbers and prices have been adjusted to reflect stock splits.

Outstanding Equity Awards at Fiscal Year End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Grant Date	Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested	Equity Incentive Plan Awards: Market Value of Shares of Stock That Have Not Vested ($)
Norman H. Asbjornson				5/17/11	N/A	1,125(1)	35,944
				5/15/12	N/A	2,250(2)	71,888
				5/21/13	N/A	3,375(3)	107,831

Robert G. Fergus	1,800	7,200	12.98	5/15/12	5/15/22
				8/13/12	N/A	2,400(4)	76,680

Kathy I. Sheffield	6,750		7.54	3/10/08	3/10/18
	11,250		6.81	3/9/09	3/9/19
	13,500	9,000	10.34	5/25/10	5/25/20
	3,000	12,000	12.98	5/15/12	5/15/22
				8/13/12	N/A	2,400(4)	76,680

David E. Knebel	2,250		6.81	3/9/09	3/9/19
		9,000	10.34	5/25/10	5/25/20
	3,000	12,000	12.98	5/15/12	5/15/22
				8/13/12	N/A	2,400(4)	76,680

Scott M. Asbjornson	1,350		7.54	3/10/08	3/10/18
	4,500		6.81	3/9/09	3/9/19
	4,500	9,000	10.34	5/25/10	5/25/20
	3,000	12,000	12.98	5/15/12	5/15/22
				8/13/12	N/A	2,400(4)	76,680

(1) The restricted stock awards vest ratably over 3 years and will be fully vested in May 2014.
(2) The restricted stock awards vest ratably over 3 years and will be vested in May 2015.
(3) The restricted stock awards vest ratably over 3 years and will be vested in May 2016.
(4) The restricted stock awards vest ratably over 5 years and will be fully vested in August 2017.

The following table presents information regarding the exercise of stock options by Named Executive Officers during 2013. All shares and prices have been adjusted to reflect stock splits.

Option Exercises
Name	Option Awards
	Number of Shares Exercised (#)	Valued Realized on Exercise ($)

Norman H. Asbjornson	—	—

Robert G. Fergus	—	—

Kathy I. Sheffield	—	—

David E. Knebel	51,750	963,113

Scott M. Asbjornson	—	—

The following table sets forth information concerning our equity compensation plans as of December 31, 2013. All shares and prices have been adjusted to reflect stock splits.

Equity Compensation Plan Information

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	932,053	10.84	281,464

Equity compensation plans not approved by security holders (2)	--	--	--

Total	932,053	10.84	281,464

(1)	Consists of shares covered by the AAON 1992 Stock Option Plan, as amended, and the 2007 LTIP.

(2)	We do not maintain any equity compensation plans that have not been approved by the stockholders.

Director Compensation

Our directors are paid quarterly fees of $5,000 and attendance fees of $1,500 if present in person at Board meetings or $950 if participating by conference telephone call. In addition, our Directors are paid attendance fees of $1,250 per meeting for service on our Audit Committee and $1,000 per meeting for service on the Compensation Committee and the Governance Committee (up to a maximum of five meetings per committee per year) and the Chairman of the Audit Committee is paid an additional fee of $2,250 per quarter and the Chairman of the Compensation Committee and the Chairman of the Governance Committee are paid an additional fee of $1,250 per quarter. In 2007, following the adoption of our LTIP, we adopted a policy of annually granting each of our directors shares of restricted stock. We made our annual grants of restricted stock awards in May 2013, at which time Messrs. N. Asbjornson, Johnson, Short, Lackey, McElroy, Levine and Cappy received restricted stock awards for 2,250 (3,375 following our 3-for-2 stock split on July 2, 2013) shares of stock, which vest ratably over three years.

Director Compensation Table
Name	Fees Earned or Paid in Cash ($)	Restricted Stock Awards(1) ($)	Stock Options ($)	All Other Comp. ($)	Total ($)

John B. Johnson, Jr.	27,500	69,154(2)		—	96,654

Jack E. Short	45,500	69,154(3)		—	114,654

Paul K. Lackey, Jr.	43,470	69,154(4)		—	112,654

A.H. McElroy II	38,000	69,154(4)		—	107,154

Jerry R. Levine	28,950	69,154(5)	73,650(5)	54,000(6)	225,754

Joseph E. Cappy	37,994	69,154(7)		—	107,148
_______________________
(1) The values reflect grant date fair value of awards at $20.49 per share granted on May 21, 2013 (adjusted for the July 2, 2013 3-for-2 stock split). Compensation costs are recognized over the requisite service period. See also, the discussion of assumptions made in valuing these awards in the notes to the Company’s financial statements.

(2) As of December 31, 2013, 6,750 shares associated with restricted stock awards were outstanding.
(3) As of December 31, 2013, 6,750 shares associated with restricted stock awards were outstanding.
(4) As of December 31, 2013, 6,750 shares associated with restricted stock awards were outstanding. Non-qualified options have not been granted during his term as a Board member.
(5) As of December 31, 2013, 12,000 shares underlying non-qualified options received in connection with services rendered as a consultant to the Company in 2007 and 2010 were outstanding and 6,750 shares associated with restricted stock awards were outstanding. Mr. Levine received non-qualified options for 5,000 (7,500 following our 3-for-2 stock split on July 2, 2013) shares in connection with services rendered as a consultant to the Company on June 4, 2013, which vests ratably over 5 years as a result of Mr. Levine receiving such non-qualified options in connection with services rendered as a consultant to the Company, and not in his capacity as a director. The value reflects a grant date fair value of $9.82 per share (adjusted for the July 2, 2013 3-for-2 stock split).

(6) Compensation for investor relations consulting services provided to the Company.
(7) As of December 31, 2013, 6,750 shares associated with restricted stock awards were outstanding. Non-qualified options have not been granted during his term as a Board member.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires the Company’s officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of securities ownership and changes in such ownership with the SEC, and SEC rules require such persons to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of all Section 16(a) forms furnished to us during our most recent fiscal year, the Company believes that all Section 16(a) filing requirements were met during 2013, except that two Forms 4 were not timely filed with respect to (i) the gifting by Norman H. Asbjornson of 3,876 total shares of AAON Common Stock to various members of his family on July 31, 2013, including 646 shares to Scott M. Asbjornson, and (ii) the gifting by Norman H. Asbjornson’s Foundation of 19,150 shares of AAON Common Stock on October 30, 2013 to the Winifred, Montana Public School District. These transactions were reported on Forms 4 filed by Norman H. Asbjornson and Scott M. Asbjornson on March 19, 2014.

INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee has selected Grant Thornton LLP (“GT”) as our independent registered public accounting firm for the fiscal year ending December 31, 2014. Representatives of GT are expected to be present at the Annual Meeting with the opportunity to make a statement if they so desire and to be available to respond to appropriate questions.

Fees and Independence

Our Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services performed by the independent auditor. The following services were authorized by the Audit Committee.

Audit Fees. GT billed us an aggregate of $477,410 and $597,060 for professional services rendered for the audits of our financial statements for the years ended December 31, 2013, and 2012, respectively, and reviews of the related quarterly financial statements.

All Other Fees. No other fees were billed by GT to us during 2013 or 2012.

The Audit Committee of the Board of Directors has determined that the provision of services by GT described above is compatible with maintaining GT’s independence as our registered public accounting firm.

Audit Committee Report

To the Board of Directors of AAON, Inc.

The Audit Committee oversees AAON's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. We have reviewed and discussed with management and with the independent auditors the Company’s audited financial statements as of and for the year ended December 31, 2013.

We have discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, issued by the Public Company Accounting Oversight Board.

We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors’ independence.

Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013.

Audit Committee of the Board of Directors

Jack E. Short, Chairman
Paul K. Lackey, Jr.
Joseph E. Cappy

The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates such information by reference in any such filing.

OVERVIEW OF PROPOSALS

This Proxy Statement contains five proposals requiring stockholder action. Proposal No. 1 requests the election of two directors to the Board of Directors. Proposal No. 2 requests the amendment of the Company’s Articles of Incorporation. Proposal No. 3 requests the amendment of the Company’s Long-Term Incentive Plan. Proposal No. 4 requests that stockholders vote on a non-binding advisory resolution approving the Company’s executive compensation. Proposal No. 5 requests that the stockholders vote on a non-binding advisory resolution approving the frequency of future advisory votes on executive compensation.

PROPOSAL NO. 1
Election of Directors

The names of Jack E. Short and Jerry R. Levine, the current members of the Class II Directors, whose terms expire at the 2014 annual meeting, have been placed in nomination for re-election to the Board for terms ending in 2017, and the persons named in the proxy will vote for their election. Each of Mr. Short and Mr. Levine has consented to being named in this Proxy Statement and to serve if elected.

If any nominee becomes unavailable for any reason, the shares represented by the proxies will be voted for such other person, if any, as may be designated by the Board of Directors. However, management has no reason to believe that any nominee will be unavailable.

Recommendation of the Board of Directors:

The Board of Directors recommends that stockholders vote FOR the election of directors Short and Levine.
PROPOSAL NO. 2
Amendment of Articles of Incorporation

Our Board has unanimously approved an amendment of the Articles of Incorporation of the Company to increase its total authorized shares of common stock from 50,000,000 to 250,000,000 shares, as further described below. The full text of the proposed amendment to Article IV of our Articles of Incorporation is attached to this Proxy Statement as Annex A.

Currently, we are authorized to issue 50,000,000 shares of common stock. The Board has determined that increasing the authorized shares of common stock from 50,000,000 to 250,000,000 is desirable and in the stockholders’ best interest because it will provide the Company with the flexibility to consider and respond to future business needs and strategic opportunities as they arise from time to time, including, among other things, in connection with financing and acquisition needs and/or opportunities, capital raising, joint ventures, restructurings, business combinations and investments, although we have no immediate plans to do so.

Through December 31, 2013, the Company has had five 3-for-2 stock splits of its common stock (each effectuated in the form of a 50% stock dividend). The Board also believes that increasing the authorized shares of common stock will provide the Company with the flexibility to consider, and effectuate, stock splits from time to time in the future as the Board determines appropriate.

The proposed increase in authorized common stock has been prompted by business and financial considerations. If stockholders do not approve the proposed increase in authorized common stock, there will be no immediate impact on the Company, however, failure to approve the increase in authorized common stock may limit our future options with respect to the corporate purposes set forth above.

Recommendation of the Board:

The Board recommends that stockholders vote FOR Proposal No. 2.

PROPOSAL NO. 3
Amendment of Long-Term Incentive Plan

Our Board has unanimously approved an amendment to our Long-Term Incentive Plan (the “Plan”) to increase the number of shares of AAON Common Stock issuable under the Plan by 500,000 shares. The full text of the proposed amendment to our Plan is attached to this Proxy Statement as Annex B. A copy of the Plan, as previously non-materially amended and as proposed to be amended by this Proposal No. 3, is attached to this Proxy Statement as Annex C.

Section 2.1 of the Plan originally provided for 500,000 shares of AAON Common Stock to be eligible for grant thereunder. As of [March 24], 2014, this amount has been adjusted, pursuant to the terms of Section 10.1 of the Plan (concerning adjustments due to stock splits) to provide for a maximum of 1,687,500 shares eligible for grant, including shares previously issued thereunder.

Of the 1,687,500 shares eligible for grant under the Plan, as of [March 24], 2014, 281,464 remain eligible for grant. While adopting the amendment to the Plan would dilute the interests of stockholders as the number of shares outstanding would increase as a result of the issuance of our Common Stock under the Plan, our Board believes that adopting the amendment to the Plan is in the best interest of the stockholders because it will continue to allow granting equity-based compensation to our employees and directors. Our Board believes that such equity-based compensation enables us to attract, motivate and retain qualified, talented employees and directors. In addition, our Board believes that encouraging our employees and directors to own shares of our Common Stock helps align the interests of our employees and directors with the interests of our stockholders.

SUMMARY DESCRIPTION OF AAON, INC.
LONG-TERM INCENTIVE PLAN

The following is a summary of the principal features of the AAON, Inc. Long-Term Incentive Plan (the “Plan”), which was adopted by the stockholders at the May 22, 2007 Annual Meeting of Stockholders. As of December 31, 2013, a total of 1,687,500 shares (as adjusted for the 3-for-2 stock splits on August 21, 2007, June 13, 2011 and July 2, 2013, each effected in the form of a 50% stock dividend) of the Company’s common stock have been reserved for issuance under the Plan, and 281,464 shares (also as adjusted for the 3-for-2 stock splits on August 21, 2007, June 13, 2011 and July 2, 2013, each effected in the form of a 50% stock dividend) were then available for new award grants under the Plan.

General

The purpose of the Plan is to provide an incentive for employees, directors and certain consultants and advisors of AAON or its subsidiaries to remain in our service or our subsidiaries, to extend to them the opportunity to acquire a proprietary interest in us so that they will apply their best efforts for our benefit and to aid us in attracting able persons to enter our service or our subsidiaries. To accomplish this purpose, the Plan offers an ownership interest in us through the distribution of awards (“Awards”) including (i) incentive stock options qualified as such under U.S. federal income tax laws (“Incentive Options”), (ii) stock options that do not qualify as incentive stock options (“Nonstatutory Options”), (iii) stock appreciation rights (“SARs”), (iv) restricted stock awards (“Restricted Stock Awards”), and (v) performance units (“Performance Units”). See “Types of Awards” below.

No awards may be made under the Plan after the date that is ten years from the date of stockholder approval of the last amendment to the Plan which involved an increase in authorized shares of Common Stock subject to the Plan.
The Plan, in part, is intended to qualify under the provisions of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

Administration of the Plan

The Board of Directors has appointed the Compensation Committee (the “Committee”) to administer the Plan. The Committee has broad discretion to administer the Plan, interpret its provisions, and adopt policies for implementing the Plan. This discretion includes the ability to select the recipient of an Award, determine the type and amount of each Award, establish the terms of each Award, accelerate vesting or exercisability of an Award, extend the exercise period for an Award, determine whether performance conditions have been satisfied, waive conditions and provisions of an Award, permit the transfer of an Award to family trusts and other persons and otherwise modify or amend any Award under the Plan.

Persons Who May Participate in the Plan

Any person (a “Participant”) may participate in the Plan if they are (i) an employee of AAON or any of our subsidiaries, including officers and directors who are also employees of AAON or of any of our subsidiaries, (ii) a non-employee director, or (iii) any other person that the Committee designates as eligible for an Award (other than Incentive Options) because the person performs bona fide consulting or advisory services for us or any of our subsidiaries (other than services in connection with the offer and sale of securities in a capital-raising transaction).

A Participant under the Plan will be eligible to receive Nonstatutory Options, SARs, Restricted Stock Awards and Performance Units. A Participant may also be eligible to receive an Incentive Option if the Participant (i) is our employee or an employee of one of our subsidiaries and (ii) immediately before the time the Incentive Option is granted, the Participant does not own stock possessing more than ten percent of the total combined voting power or value of all classes of our stock or a subsidiary unless, at the time the Incentive Option is granted, the exercise price of the Incentive Option is at least 110% of the fair market value of the Common Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the fifth anniversary of the date of grant.

Types of Awards

Shares Subject to the Plan. The maximum aggregate number of shares of Common Stock in respect of which awards may be granted for all purposes under the Plan is 2,187,500 (500,000 shares originally issuable, adjusted to reflect three-for-two stock splits-effected through 50% stock dividends-during 2007, 2011 and 2013 as well as the additional 500,000 additional shares sought to be issuable pursuant to the amendment set forth in Proposal No. 3 of this Proxy Statement).

If Common Stock subject to any Award is not issued or transferred, or ceases to be issuable or transferable for any reason, including (but not exclusively) because an Award is forfeited, terminated, expires unexercised, is settled in cash in lieu of Common Stock or is exchanged for other Awards, the shares of Common Stock that were subject to that Award will again be available for issue, transfer or exercise pursuant to Awards under the Plan to the extent of such forfeiture, termination, expiration, settlement or exchange. The Common Stock issued under the Plan may be shares originally issued by us, shares held by us in treasury, shares which have been reacquired by us or shares which have been bought on the market for the purposes of the Plan. There are no fees, commissions or other charges applicable to the receipt of Common Stock under the Plan.

Stock Options. We may grant to Participants (i) Incentive Options (only to eligible Participants) and (ii) Nonstatutory Options. The Committee determines the exercise price of each option granted under the Plan. The exercise price for an Incentive Option must not be less than the fair market value of the Common Stock on the date of grant, and the exercise price of Nonstatutory Options must not be less than 85% of the fair market value of the Common Stock on the date of grant. Stock options may be exercised as the Committee determines, but not later than ten years from the date of grant in the case of Incentive Options except as provided above with respect to a Participant that owns stock possessing more than ten percent of the total combined voting power or value of all classes of our stock or a subsidiary. At the discretion of the Committee, holders may use shares of Common Stock to pay the exercise price, including shares issuable upon exercise of the option. All options issued under the Plan on or prior to the Record Date have an exercise price equal to the fair market value of Common Stock as of the date of grant for such options.

SARs. An SAR may be awarded in connection with or separate from a stock option. An SAR is the right to receive an amount in cash or stock equal to the excess of the fair market value of a share of the Common Stock on the date of exercise over the exercise price specified in the agreement governing the SAR (for SARs not granted in connection with a stock option) or the exercise price of the related stock option (for SARs granted in connection with a stock option). An SAR granted in connection with a stock option will entitle the holder, upon exercise, to surrender the related stock option or portion thereof relating to the number of shares for which the SAR is exercised. The surrendered stock option or portion will then cease to be exercisable. Such an SAR is exercisable only to the extent that the related stock option is exercisable. An SAR granted independently of a stock option will be exercisable as the Committee determines. The Committee may limit the amount payable upon exercise of any SAR. SARs may be paid in cash, stock or a combination of cash and stock, as the Committee provides in the agreement governing the SAR.

Restricted Stock. A Restricted Stock Award is a grant of shares of Common Stock that are nontransferable and subject to risk of forfeiture until specific conditions are met. The restrictions will lapse in accordance with a schedule or other conditions as the Committee determines. During the restriction period, the holder of a Restricted Stock Award may, in the Committee’s discretion, have certain rights as a stockholder, including the right to vote the stock subject to the award or receive dividends on that stock. Restricted stock may also be issued upon exercise or settlement of options, SARs or Performance Units.

Performance Units. Performance Units are performance-based awards payable in cash, stock or a combination of both. The basis for payment of Performance Units for a given performance period is the achievement of performance objectives determined by the Committee at the beginning of the performance period. At or before the beginning of each performance period, the Committee will establish the contingent value of each Performance Unit, for that performance period, which may vary depending on the degree to which performance objectives are met. Performance objectives may be based on any performance measure or combination of measures as selected by the Committee. A performance period is any period, as selected by the Committee, of up to ten fiscal years.

Performance Awards. We may grant awards subject to performance goals that consist of one or more business criteria and a targeted level or levels of performance with respect to such criteria. Performance awards to Covered Employees are intended to constitute performance-based compensation within the meaning of Section 162(m) of the Code and to comply with the exemption from the deduction prohibitions of Section 162(m) of the Code. During any calendar year in which the Plan is in effect, we may not grant performance awards in the form of stock options, stock appreciation rights or restricted stock relating to more than 20,000 shares of Common Stock to any one participant in the Plan, subject to certain customary adjustments.

The business criteria that we will use in establishing performance goals for awards intended to comply with the exemption from the deduction prohibitions of Section 162(m) of the Code will include one or more of the following: (1) earnings per share; (2) revenue targets; (3) cash flow targets; (4) cash flow return targets; (5) return on net assets, return on assets, return on investment, return on capital, or return on equity; (6) an economic value added formula; (7) operating margin or contribution margin; (8) net income, pretax earnings, pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (9) total stockholder return; (10) debt reduction; and (11) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of competitor companies, including the group selected by us for purposes of the stock performance graph contained in our Annual Report on Form 10-K or the proxy statement for our annual meetings of stockholders.

Other Provisions

Tax Withholding. At the Committee’s discretion and subject to conditions that the Committee may impose, a participant’s tax withholding with respect to an award may be satisfied by the withholding of shares of Common Stock issuable pursuant to the award or the delivery of previously owned shares of Common Stock in either case based on the fair market value of the shares.

Merger, Recapitalization or Change of Control. If any change is made to our capitalization, such as a stock split, stock combination, stock dividend, exchange of shares or other recapitalization, merger or otherwise, which results in an increase or decrease in the number of outstanding shares of Common Stock, appropriate adjustments will be made by the Committee in the shares subject to an Award under the Plan. In general, upon a change in control of AAON, if approved by the Compensation Committee of the Board of Directors, (a) all outstanding stock options and stock appreciation rights will immediately vest and become exercisable by the holder, (b) the restriction period on all awards of restricted stock will immediately be accelerated and the restrictions will expire, and (c) the target payout opportunity attainable under all performance units will be deemed to be fully earned for all performance periods and the holder will be paid (in cash within 30 days after the change in control for cash-based performance units and in stock upon the change in control for stock-based performance units) a pro rata portion of all associated targeted payout opportunities based on the number of complete and partial calendar months elapsed as of the date of the change in control. In the event that a change in control involves a merger or consolidation in which AAON is not the surviving entity or in which all of the outstanding shares of our capital stock are exchanged for shares of capital stock in another entity, or in the event a change in control involves a sale of substantially all of our assets, and in connection with the change in control securities, cash or property are issuable or deliverable in exchange for our capital stock, then the holders of awards granted under the Plan will be entitled to receive (in a form appropriate for each particular form of award) the amount of securities, cash or property to which they would be entitled as if their particular award were in the form of our capital stock. The Committee has discretion to determine whether an Award under the Plan will have change-of-control features. The Committee also has discretion to vary the change-of-control features as it deems appropriate.

Amendment. Without stockholder approval, the Board of Directors may at any time and from time to time with respect to any shares which, at the time, are not subject to Awards suspend, discontinue, revise, or amend the Plan in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act of 1934 (the “Exchange Act”) and the exemptions therefrom, the Code, ERISA, or any other law, rule or regulation that may affect the Plan. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the AAON or the Plan or for any other purpose permitted by law. Subject to certain limitations, the Plan may not be amended without stockholder approval to increase materially the aggregate number of shares of Common Stock that may be issued under the Plan.

Recommendation of the Board:

The Board recommends that stockholders vote FOR Proposal No. 3.

PROPOSAL NO. 4
Advisory Vote on Executive Compensation

Our Board is asking our stockholders to vote, on an advisory basis, to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement in accordance with SEC rules and Section 14A of the Exchange Act. We recognize the interest our stockholders have in the compensation of our executives and this proposal gives us the opportunity to obtain the views of stockholders on the effectiveness of our executive compensation program. This vote is not intended to address any specific item of compensation, but rather concerns the overall compensation of our Named Executive Officers, and the policies and practices described in this Proxy Statement. Because this vote is advisory, it is therefore not binding on the Company. However, the Board and the Compensation Committee value the opinions of our stockholders, and will consider our stockholders’ views, including what, if any, actions may be appropriate to address any concerns identified through the advisory vote.

At the Company’s 2011 annual meeting of stockholders, approximately 99.26% of the votes cast supported the Company’s say-on-pay proposal.

In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, the Board will request the stockholders vote to approve the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosures.”

Recommendation of the Board:

The Board recommends that stockholders vote FOR Proposal No. 4.

PROPOSAL NO. 5
Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

SEC rules and Section 14A of the Exchange Act also enable our stockholders to indicate how frequently we should seek an advisory vote on the compensation of our Named Officers, as disclosed pursuant to the SEC’s compensation disclosure rules, such as Proposal 4 included above in this Proxy Statement. By voting on this Proposal 5, stockholders may indicate whether they would prefer an advisory vote be held on named executive officer compensation once every one, two or three years.

After careful consideration, the Board recommends that future advisory votes on executive compensation occur every three years (triennially). We believe that this frequency is appropriate for a number of reasons, including:

•	our compensation programs have not historically changed significantly from year to year;

•
we believe our compensation program for Named Executive Officers does not contain any significant risks that might be of concern to our stockholders, as confirmed by a review performed by the Compensation Committee together with management;

•	a longer frequency is consistent with long-term compensation objectives to reward and incentivize long-term performance;

•
the period is similar to, and in most cases shorter than, the vesting periods associated with our long-term compensation awards, which allows stockholders to compare our compensation program against the long-term performance of the Company; and

•
we believe that a triennial advisory vote on executive compensation reflects the appropriate time frame for our Compensation Committee and the Board to evaluate the results of the most recent advisory vote on executive compensation, to discuss the implications of that vote with stockholders to the extent needed, to develop and implement any adjustments to our executive compensation programs that may be appropriate in light of a past advisory vote on executive compensation, and for stockholders to see and evaluate the Compensation Committee’s actions in context. Because the different elements of compensation are designed to operate in an integrated manner and to complement one another, we expect that in most cases it may not be appropriate or feasible to fully address and respond to any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of stockholders.

For the foregoing reasons, we encourage our stockholders to evaluate our executive compensation programs over a multi-year horizon and to review our Named Executive Officers’ compensation over the past three fiscal years.

We view the advisory vote on executive compensation as an additional, but not exclusive, opportunity for our stockholders to communicate with us regarding their views on the Company’s executive compensation programs. In addition, because they are designed to operate over the long-term and to enhance long-term performance, we are concerned that an annual advisory vote on executive compensation could lead to a near-term perspective inappropriately bearing on our executive compensation programs. Finally, although we believe that holding an advisory vote on executive compensation every three years will reflect the right balance of considerations in the normal course, we will periodically reassess that view and can provide for an advisory vote on executive compensation on a more frequent basis if changes in our compensation programs or other circumstances suggest that such a vote would be appropriate.

Stockholders are not voting to approve or disapprove the Board’s recommendation. You may cast your vote on your preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting.

This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board. Notwithstanding the Board’s recommendation and the outcome of the stockholder vote, the Board may in the future decide to conduct advisory votes on a different basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

At the Company’s 2011 annual meeting of stockholders, approximately 60% of the votes cast supported the Board’s recommendation of conducting advisory votes on named executive officer compensation once every three years.

Recommendation of the Board of Directors:

The Board recommends that stockholders vote to conduct future advisory votes on named executive officer compensation ONCE EVERY THREE YEARS.

STOCKHOLDER PROPOSALS FOR 2015 ANNUAL MEETING

Stockholder proposals intended to be presented at the 2015 Annual Meeting and to be included in our Proxy Statement must be received at the our executive offices, 2425 South Yukon, Tulsa, Oklahoma 74107, no later than December [3], 2014.

However, a stockholder who otherwise intends to present business at the 2015 Annual Meeting of stockholders, including nominations of persons to our Board of Directors, must also comply with the requirements set forth in our Bylaws. The Bylaws state, among other things, that to bring business before an annual meeting or to nominate a person for our Board of Directors, a stockholder must give written notice that complies with the Bylaws to the Secretary of AAON not less than 60 days nor more than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Thus, a notice of a stockholder proposal or nomination for the 2015 Annual Meeting of stockholders, submitted other than pursuant to Rule 14a-8 of the Exchange Act, as amended, will be untimely if given before [February 20], 2015, or after [March 21], 2015. As to any such proposals, the proxies named in management’s proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed between [February 20], 2015 and [March 21], 2015. Even if proper notice is received on a timely basis, the proxies named in management’s proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Exchange Act.

OTHER MATTERS

The Board knows of no business to be brought before the 2014 Annual Meeting other than as set forth above. If others matters properly become before the stockholders at the Annual Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors

Norman H. Asbjornson
President/CEO
April [], 2014

Annex A

Certificate of Amendment to Articles of Incorporation

Article IV is hereby amended by deleting the first paragraph thereof in its entirety, and in lieu thereof the following new first paragraph of Article IV shall be inserted:

“The total number of shares of all classes of stock which the Corporation shall have authority to issue is 255,000,000 shares, consisting of 5,000,000 shares of preferred stock, par value $.001 per share (hereinafter the “Preferred Stock”), and 250,000,000 shares of common stock, par value $.004 per share (hereinafter the “Common Stock”). The Common Stock shall be non-assessable and shall not have cumulative voting rights.”

Annex B

Amendment to AAON, Inc. Long-Term Incentive Plan

Section 2.1 is hereby amended by deleting it in its entirety, and inserting the following in lieu thereof:

“2.1    Maximum Number of Shares. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 2,187,500 (including previous Awards hereunder); and provided, further, that if any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock or other consideration in lieu of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan if no participant shall have received any benefits of ownership in respect thereof.”

Annex C

AAON, Inc. Long-Term Incentive Plan

AAON, INC.
LONG-TERM INCENTIVE PLAN

Originally adopted at the May 22, 2007 Annual Meeting of Stockholders
and
As amended through the [May 20], 2014 Annual Meeting of Stockholders

Scope and Purpose of the Plan

AAON, Inc., a Nevada, corporation (the “Corporation”), has adopted this Long-Term Incentive Plan (the “Plan”) to provide for the granting of:

(a)    Incentive Options to certain Employees (Section 6);

(b)	Nonstatutory Options to certain Employees, Non-employee Directors and other persons (Section 6);
(c)    Stock Appreciation Rights to certain Employees and other persons (Section 7);
(d)    Restricted Stock Awards to certain Employees and other persons (Section 8); and
(e)    Performance Units to certain Employees and other persons (Section 9).
The purpose of the Plan is to provide an incentive for Employees, directors and certain consultants and advisors of the Corporation or its Subsidiaries to remain in the service of the Corporation or its Subsidiaries, to extend to them the opportunity to acquire a proprietary interest in the Corporation so that they will apply their best efforts for the benefit of the Corporation, and to aid the Corporation in attracting able persons to enter the service of the Corporation and its Subsidiaries.
SECTION 1.    DEFINITIONS
As used in this Plan, the following terms have the meanings set forth below:
1.1    “Award” means the grant of any form of Option, Performance Unit, Reload Option, Restricted Stock Award or Stock Appreciation Right under the Plan, whether granted singly, in combination, or in tandem, to a Holder pursuant to the terms, conditions, and limitations that the Committee may establish in order to fulfill the objectives of the Plan.
1.2    “Award Agreement” means the written document or agreement delivered to Holder evidencing the terms, conditions and limitations of an Award that the Corporation granted to that Holder.
1.3    “Board of Directors” means the board of directors of the Corporation.
1.4    “Business Day” means any day other than a Saturday, a Sunday or a day on which banking institutions in the State of Oklahoma are authorized or obligated by law or executive order to close.
1.5    “Cause,” with respect to any Holder that is an Employee, means termination of the Holder’s employment by the Corporation because of: (a) the Holder’s conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (b) the Holder’s personal dishonesty, incompetence, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (c) the Holder’s commission of material mismanagement in the conduct of the Holder’s duties as assigned to him or her by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary; (d) the Holder’s willful failure to execute or comply with the policy of the Corporation or any of its Subsidiaries or the Holder’s stated duties as established by the Board of Directors or the Holder’s supervising officer or officers of the Corporation or any Subsidiary or the Holder’s intentional failure to perform the Holder’s stated duties; or (e) substance abuse or addiction on the part of the Holder. Notwithstanding the foregoing, in the case of any Holder who, subsequent to the effective date of this Plan, enters into an employment agreement with the

Corporation or any Subsidiary that contains the definition of “cause” (or any similar definition), then during the term of such employment agreement the definition contained in such Employment Agreement shall be the applicable definition of “cause” under the Plan as to such Holder if such Employment Agreement expressly so provides.
1.6    “Change in Control” means the occurrence of any of the following events:
(i)    The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either (x) the then outstanding shares of Common Stock of the Corporation (the “Outstanding Corporation Common Stock”) or (y) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the “Outstanding Corporation Voting Securities”); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from the Corporation, (B) any acquisition by the Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (D) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of paragraph (iii) below; or
(ii)    Individuals who constitute the Incumbent Board cease for any reason to constitute at least a majority of the Board of Directors; or
(iii)    Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation or an acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation, or all or substantially all of the Corporation’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination, of the Outstanding Corporation Common Stock and Outstanding Corporation Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Corporation or the corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership of the Corporation existed prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of  the action of the Board, providing for such Business Combination; or
(iv)    Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.
1.7    “Code” means the Internal Revenue Code of 1986, as amended.
1.8    “Committee” means the Compensation Committee of the Corporation or a subcommittee appointed pursuant to Section 3 by either the Compensation Committee or by the Board of Directors to administer this Plan.
1.9    “Common Stock” means the authorized common stock, par value $.004 per share, as described in the Corporation’s Articles of Incorporation.
1.10    “Common Stock Equivalent” means (without duplication with any other Common Stock or Common Stock Equivalents) rights, warrants, options, convertible securities, exchangeable securities or indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock or securities convertible or exchangeable into Common Stock, whether at the time (or within sixty days of that date) the number of shares of Common Stock Equivalents are determined, and that are traded or are of the same class as securities that are traded on a national securities exchange or quoted on the NASDAQ National Market System, NASDAQ, or National Quotation Bureau Incorporated. The number of shares of

Common Stock Equivalents outstanding shall equal the number of shares of Common Stock plus the number of shares of Common Stock issuable upon exercise, conversion or exchange of all other Common Stock Equivalents.
1.11    “Corporation” means AAON, Inc., a Nevada corporation.
1.12    “Date of Grant” has the meaning given it in Paragraph 4.3.
1.13    “Disability” has the meaning given it in Paragraph 11.5.
1.14    “Effective Date” means the date upon which this Plan shall be approved by the Board of Directors and shareholders of the Corporation. The Plan will be deemed to be approved by the stockholders if it receives the affirmative vote of the holders of a majority of the shares of stock of the Corporation present or represented and entitled to vote at a meeting at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting and duly held in accordance with the applicable provisions of the Corporation’s Bylaws
1.15    “Eligible Individuals” means (a) Employees, (b) Non employee Directors and (c) any other Person that the Committee designates as eligible for an Award (other than for Incentive Options) because the Person performs bona fide consulting or advisory services for the Corporation or any of its Subsidiaries (other than services in connection with the offer or sale of securities in a capital raising transaction).
1.16    “Employee” means any employee of the Corporation or of any of its Subsidiaries, including officers and directors of the Corporation who are also employees of the Corporation or of any of its Subsidiaries.
1.17    “Exchange Act” means the Securities Exchange Act of 1934, as amended.
1.18    “Exercise Notice” has the meaning given it in Paragraph 6.5.
1.19    “Exercise Price” has the meaning given it in Paragraph 6.4.
1.20    “Fair Market Value” means, for a particular day:
(a)    If shares of Stock of the same class are listed or admitted to unlisted trading privileges on any national or regional securities exchange at the date of determining the Fair Market Value, then the last reported sale price, regular way, on the composite tape of that exchange on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to unlisted trading privileges on that securities exchange; or
(b)    If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.20(a) and if sales prices for shares of Stock of the same class in the over-the-counter market are reported by the NASDAQ National Market System (or a similar system then in use) at the date of determining the Fair Market Value, then the last reported sales price so reported on the last Business Day before the date in question or, if no such sale takes place on that Business Day, the average of the high bid and low asked prices so reported; or
(c)    If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.20(a) and sales prices for shares of Stock of the same class are not reported by the NASDAQ National Market System (or a similar system then in use) as provided in Subparagraph 1.20(b), and if bid and asked prices for shares of Stock of the same class in the over-the-counter market are reported by NASDAQ (or, if not so reported, by the National Quotation Bureau Incorporated) at the date of determining the Fair Market Value, then the average of the high bid and low asked prices on the last Business Day before the date in question; or
(d)    If shares of Stock of the same class are not listed or admitted to unlisted trading privileges as provided in Subparagraph 1.20(a) and sales prices or bid and asked prices therefor are not reported by NASDAQ (or the National Quotation Bureau Incorporated) as provided in Subparagraph 1.20(b) or Subparagraph 1.20(c) at the date of determining the Fair Market Value, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes; or
(e)    If shares of Stock of the same class are listed or admitted to unlisted trading privileges as provided in Subparagraph 1.20(a) or sales prices or bid and asked prices therefor are reported by NASDAQ (or the National Quotation

Bureau Incorporated) as provided in Subparagraph 1.20(b), Subparagraph 1.20(c) or Subparagraph 1.20(d) at the date of determining the Fair Market Value, but the volume of trading is so low that the Board of Directors determines in good faith that such prices are not indicative of the fair value of the Stock, then the value determined in good faith by the Committee, which determination shall be conclusive for all purposes notwithstanding the provisions of Subparagraphs 1.20(a), (b), (c) or (d).
For purposes of valuing Incentive Options, the Fair Market Value of Stock shall be determined without regard to any restriction other than one that, by its terms, will never lapse and will be determined on the date in question instead of the last Business Day before the date in question.
1.21    “Holder” means an Eligible Individual to whom an Award has been granted.
1.22    “Incentive Option” means an incentive stock option as defined under Section 422 of the Code and regulations thereunder.
1.23    “Incumbent Board” means the individuals who, as of the Effective Date, constitute the Board of Directors and any other individual who becomes a director of the Corporation after that date and whose election was approved by stockholders holding a majority of the Voting Securities or (in the case of a vacancy in the board) by appointment by the Board of Directors, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Incumbent Board.
1.24    “NASDAQ” means the National Association of Securities Dealers, Inc. Automated Quotations, Inc.
1.25    “Non-employee Director” means a director of the Corporation who while a director is not an Employee.
1.26    “Nonstatutory Option” means a stock option that does not satisfy the requirements of Section 422 of the Code or that is designated at the Date of Grant or in the applicable Option Agreement to be an option other than an Incentive Option.
1.27    “Non-Surviving Event” means an event of Restructure as described in either subparagraph (b) or (c) of Paragraph 1.36.
1.28    “Option Agreement” means an Award Agreement for an Incentive Option or a Nonstatutory Option.
1.29    “Option” means either an Incentive Option or a Nonstatutory Option, or both.
1.30    “Performance Period” means a period of up to ten fiscal years of the Corporation, as determined by the Committee with respect to any Performance Unit, and over which performance is measured for the purpose of determining the payment value of Performance Units.
1.31    “Performance Unit” means a unit representing a contingent right to receive a specified amount of cash or shares of Stock at the end of a Performance Period.
1.32    “Person” means any person or entity of any nature whatsoever, specifically including (but not limited to) an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person’s affiliates and associates (as those terms are defined in Rule 12b-2 under the Exchange Act for purposes of this definition only), and any Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting or disposing of securities of the Corporation with that Person, shall be deemed a single “Person.”
1.33    “Plan” means the AAON, Inc. Long-Term Incentive Plan, as it may be amended from time to time.
1.34    “Reload Option” has the meaning given it in Paragraph 6.9.
1.35    “Restricted Stock Award” means the grant or purchase, on the terms and conditions that the Committee determines or on the terms and conditions of Section 8, of Stock that is nontransferable or subject to substantial risk of forfeiture until specific conditions are met.

1.36    “Restructure” means the occurrence of any one or more of the following:
(a)    The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with the Corporation remaining the continuing or surviving entity of that merger or consolidation and the Stock remaining outstanding and not changed into or exchanged for stock or other securities of any other Person or of the Corporation, cash or other property;
(b)    The merger or consolidation of the Corporation with any Person, whether effected as a single transaction or a series of related transactions, with (i) the Corporation not being the continuing or surviving entity of that merger or consolidation or (ii) the Corporation remaining the continuing or surviving entity of that merger or consolidation but all or a part of the outstanding shares of Stock are changed into or exchanged for stock or other securities of any other Person or the Corporation, cash, or other property; or
(c)    The transfer, directly or indirectly, of all or substantially all of the assets of the Corporation (whether by sale, merger, consolidation, liquidation or otherwise) to any Person whether effected as a single transaction or a series of related transactions.
1.37    “Retirement” means for non-Board members, either reaching the age of 67 or working for the Corporation for a period of not less than fifteen (15) years prior to the Holder’s departure from employment with the Corporation (or its Subsidiaries), and for Board members, having served as a Board member for a minimum of four years prior to the Holder’s departure from the Board.
1.38    “Rule 16b-3” means Rule 16b-3 under Section 16(b) of the Exchange Act, or any successor rule, as it may be amended from time to time.
1.39    “SAR Exercise Price” has the meaning given it in Paragraph 1.44.
1.40    “Section 162(m)” means Section 162(m) of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.
1.41    “Section 409A” means Section 409A of the Code and the rules and regulations adopted from time to time thereunder, or any successor law or rule as it may be amended from time to time.
1.42    “Securities Act” means the Securities Act of 1933, as amended.
1.43    “Stock” means Common Stock, or any other securities that are substituted for Stock as provided in Section 10.
1.44    “Stock Appreciation Right” means the right to receive an amount equal to the excess of the Fair Market Value of a share of Stock (as determined on the date of exercise) over, as appropriate, the Exercise Price of a related Option or over a price specified in the related Award Agreement (the “SAR Exercise Price”) that is not less than eighty-five percent of the Fair Market Value of the Stock on the Date of Grant of the Stock Appreciation Right.
1.45    “Subsidiary” means, with respect to any Person, any corporation, limited partnership, limited liability company or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.
1.46    “Total Shares” has the meaning given it in Paragraph 10.2.
1.47    “Voting Securities” means any securities that are entitled to vote generally in the election of directors, in the admission of general partners, or in the selection of any other similar governing body.
SECTION 2.    SHARES OF STOCK SUBJECT TO THE PLAN
2.1    Maximum Number of Shares. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of shares of Stock in respect of which Awards may be granted for all purposes under the Plan shall be 2,187,500 (including previous Awards hereunder); and provided, further, that if any shares of Stock subject to an Award are forfeited or if any Award based on shares of Stock is otherwise terminated without issuance of such shares of Stock or other consideration in lieu of such shares of Stock, the shares of Stock subject to such Award shall to the extent of such forfeiture or termination, again be available for Awards under the Plan if no participant shall have received any benefits of ownership in respect thereof.

2.2    Description of Shares. The shares to be delivered under the Plan shall be made available from (a) authorized but unissued shares of Stock, (b) Stock held in the treasury of the Corporation, or (c) previously issued shares of Stock reacquired by the Corporation, including shares purchased on the open market, in each situation as the Board of Directors or the Committee may determine from time to time at its sole option.
2.3    Registration and Listing of Shares. From time to time, the Board of Directors and appropriate officers of the Corporation shall be, and are, authorized to take whatever actions are necessary to file required documents with governmental authorities, stock exchanges and other appropriate Persons to make shares of Stock available for issuance pursuant to Awards.
SECTION 3.    ADMINISTRATION OF THE PLAN
3.1    Committee. The Committee shall administer the Plan with respect to all Eligible Individuals or may delegate all or part of its duties under this Plan to a subcommittee or any executive officer of the Corporation, subject in each case to such conditions and limitations as the Board of Directors may establish, the Committee’s Charter and subject to the following additional requirements: (a) the Committee shall be constituted in a manner that satisfies the requirements of Rule 16b-3.1, (i.e., composed solely of “non-employee directors” as defined in such Rule) and shall administer the Plan with respect to all Eligible Individuals who are subject to the “short-swing profits” provisions of Section 16 of the Exchange Act in a manner that satisfies the exemption from Section 16 pursuant to the requirements of Rule 16b-3; and (b) the Committee shall be constituted in a manner that satisfies the requirements of Section 162(m) (i.e., composed of two or more “outside directors”), which Committee shall administer the Plan with respect to “performance-based compensation” for all Eligible Individuals who are reasonably expected to be “covered employees” as those terms are defined in Section 162(m), in order to insure the deductibility of compensation paid as provided in such Section.
3.2    Committee’s Powers. Subject to the Charter of the Compensation Committee, the rules and regulations of NASDAQ or any exchange on which the Corporation’s stock may be listed from time to time (including, without limitation, rules requiring the approval of the stockholders with respect to any material amendment to the Plan), and subject also to the express provisions of the Plan and any applicable law with which the Corporation intends the Plan to comply, the Committee shall have the authority, in its sole and absolute discretion, (a) to adopt, amend and rescind administrative and interpretive rules and regulations relating to the Plan, including without limitation to adopt and observe such procedures concerning the counting of Awards against the Plan and individual maximums as it may deem appropriate from time to time; (b) to determine the Eligible Individuals to whom, and the time or times at which, Awards shall be granted; (c) to determine the amount of cash and the number of shares of Stock, Stock Appreciation Rights, Restricted Stock Awards or Performance Units, or any combination thereof, that shall be the subject of each Award; (d) to determine the terms and provisions of each Award Agreement (which need not be identical), including provisions defining or otherwise relating to (i) the term and the period or periods and extent of exercisability of the Options, (ii) the extent to which the transferability of shares of Stock issued or transferred pursuant to any Award is restricted, (iii) the effect of termination of employment on the Award, and (iv) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service); (e) to accelerate, pursuant to Section 10, the time of exercisability of any Option that has been granted or the time of vesting or settlement of any Restricted Stock Award or Performance Unit; (f) to construe the respective Award Agreements and the Plan; (g) to make determinations of the Fair Market Value of the Stock pursuant to the Plan; (h) to delegate its duties under the Plan to such agents as it may appoint from time to time, subject to Paragraph 3.1; and (i) to make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate subject in all respects to the last two sentences of Paragraph 6.12. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, in any Award, or in any Award Agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Paragraph 3.2 shall be final and conclusive. The Committee shall not have the power to terminate or materially modify or materially amend the Plan. Those powers are vested in the Board of Directors, subject to requisite approval of the stockholders of the Corporation.
3.3    Transferability of Awards. Notwithstanding any limitation on a Holder’s right to transfer an Award, the Committee may (in its sole discretion) permit a Holder to transfer an Award, or may cause the Corporation to grant an Award that otherwise would be granted to an Eligible Individual, in any of the following circumstances: (a) pursuant to a qualified domestic relations order, (b) to a trust established for the benefit of the Eligible Individual or one or more of the children, grandchildren or spouse of the Eligible Individual; (c) to a limited partnership in which all the interests are held by the Eligible Individual and that Person’s children, grandchildren or spouse; or (d) to another Person in circumstances that the Committee believes will result in the Award continuing to provide an incentive for the Eligible Individual to remain in the service of the Corporation or its Subsidiaries and apply his or her best efforts for the benefit of the Corporation or its Subsidiaries. If the Committee determines to allow such transfers or issuances of Awards, any Holder or Eligible Individual desiring such transfers or issuances shall make application therefor in the manner and time that the Committee specifies and shall comply with such other requirements as the Committee may require to assure compliance with all applicable laws, including securities laws, and to assure fulfillment of the purposes of this Plan. The Committee shall not authorize any such transfer or issuance if it may not be made in compliance with all applicable federal, state and foreign securities laws. The granting of permission for such an issuance or transfer shall not obligate the Corporation to register the shares of Stock to be issued under the applicable Award.
SECTION 4.    ELIGIBILITY AND PARTICIPATION
4.1    Eligible Individuals. Awards may be granted pursuant to the Plan only to persons who are Eligible Individuals at the time of the grant thereof or in connection with the severance or retirement of Eligible Individuals.
4.2    Grant of Awards. Subject to the express provisions of the Plan, the Committee shall determine which Eligible Individuals shall be granted Awards from time to time. In making grants, the Committee shall take into consideration the contribution the potential Holder has made or may make to the success of the Corporation or its Subsidiaries and such other considerations as the Board of Directors may from time to time specify. The Committee shall also determine the number of shares or cash amounts subject to each of the Awards and shall authorize and cause the Corporation to grant Awards in accordance with those determinations.
4.3    Date of Grant. The date on which an Award is granted (the “Date of Grant”) shall be the date specified by the Committee as the effective date or date of grant of an Award or, if the Committee does not so specify, shall be the date as of which the Committee adopts the resolution approving the offer of an Award to an individual, including the specification of the number (or method of determining the number) of shares of Stock and the amount (or method of determining the amount) of cash to be subject to the Award, even though certain terms of the Award Agreement may not be determined at that time and even though the Award Agreement may not be executed or delivered until a later time. In no event shall a Holder gain any rights in addition to those specified by the Committee in its grant, regardless of the time that may pass between the grant of the Award and the actual execution or delivery of the Award Agreement by the Corporation or the Holder. The Committee may invalidate an Award at any time before the Award Agreement is signed by the Holder (if signature is required) or is delivered to the Holder (if signature is not required), and such Award shall be treated as never having been granted.

4.4    Award Agreements. Each Award granted under the Plan shall be evidenced by an Award Agreement that incorporates those terms that the Committee shall deem necessary or desirable. More than one Award may be granted under the Plan to the same Eligible Individual and be outstanding concurrently. If an Eligible Individual is granted both one or more Incentive Options and one or more Nonstatutory Options, those grants shall be evidenced by separate Award Agreements, one for each of the Incentive Option grants and one for each of the Nonstatutory Option grants.

4.5    Limitation for Incentive Options. Notwithstanding any provision contained herein to the contrary, (a) a person shall not be eligible to receive an Incentive Option unless he or she is an Employee of the Corporation or a corporate Subsidiary (but not a partnership or other non-corporate Subsidiary), and (b) a person shall not be eligible to receive an Incentive Option if, immediately before the time the Incentive Option is granted, that person owns (within the meaning of Sections 422 and 424 of the Code) stock possessing more than ten percent of the total combined voting power or value of all classes of stock of the Corporation or a Subsidiary. Nevertheless, this Subparagraph 4.5(b) shall not apply if, at the time the Incentive Option is granted, the Exercise Price of the Incentive Option is at least one hundred and ten percent of the Fair Market Value of the Stock underlying the Incentive Option and the Incentive Option is not, by its terms, exercisable after the expiration of five years from the Date of Grant.
4.6    No Right to Award. The adoption of the Plan shall not be deemed to give any person a right to be granted an Award.
SECTION 5.    PERFORMANCE AWARDS
5.1    Covered Employee. For purposes of this Section 5 “Covered Employee” shall have the meaning given to such term under Section 162(m), which section generally limits the amount that can be deducted by a public company for compensation paid to a “covered employee”. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given individual will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, who is likely to be a Covered Employee with respect to that fiscal year.

5.2    Performance Award. For purposes of this Section 5 “Performance Award” shall mean any Award the grant, exercise or settlement of which is subject to one or more of the performance standards set forth in this Section 5. In no event shall the performance period for which a Performance Award is granted be less than one year from the grant date.

5.3    Qualified Member. For purposes of this Section 5 “Qualified Member” means a member of the Committee who is an “outside” director within the meaning of Section 162(m).

5.4    Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Section 162(m), may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Corporation, its subsidiaries, Eligible Individuals, beneficiaries, transferees or other persons claiming rights from or through an Eligible Individual, and shareholders.

5.5    Individual Award Limitations. In each calendar year during any part of which the Plan is in effect, a Participant may not be granted Performance Awards relating to more than 20,000 shares of Common Stock (subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10) under each of Sections 6, 7, 8 and 9 with a maximum limitation of 50,000 shares of Common Stock in the aggregate. If an Option is canceled, the canceled Option continues to be counted against the maximum number of shares for which Options may be granted to the Participant under the Plan, as set forth in this Section 5.5. If, after grant, the exercise price of an Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option for purposes of this Section 5.5. In such a case, both the Option that is deemed to be canceled and the Option that is deemed to be granted reduce the maximum number of shares for which Options may be granted to the Covered Employee under the Plan, as set forth in this Section 5.5. Such cancellation will likewise occur in the case of a Stock Appreciation Right where, after the Award is made, the base amount on which stock appreciation is calculated is reduced.

5.6    General. The Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of a Performance Award that is not mandatory under the Plan; provided, however, that notwithstanding any other provision of the Plan the Committee shall not have any discretion to accelerate, waive or modify any term or condition of an Award that is intended to qualify as “performance-based compensation” that is deductible for purposes of Section 162(m) if such discretion would cause the Performance Award not to so qualify. In addition, with respect to Performance Awards that are subject to the potential additional excise tax on certain deferred compensation arrangements covered by Section 409A, the Committee shall not have the authority to accelerate or postpone the timing or settlement of a Performance Award in a manner that would cause such award to become subject to the such additional excise tax (or interest and penalty related thereto) under Section 409A.

5.7    Performance Conditions. The right of an Eligible Individual to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions.

5.8    Performance Awards Granted to Designated Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Individual who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 5.8.

(a)    Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 5.8. Performance goals shall be objective and shall otherwise meet the requirements of Section 162(m), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Eligible Individual or to different Eligible Individuals.

(b)    Business Criteria. One or more of the following business criteria for the Corporation, on a consolidated basis, and/or for specified subsidiaries or business or geographical units of the Corporation (except with respect to the total shareholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for such Performance Awards: (i) earnings per share; (ii) revenue targets; (iii) cash flow targets; (iv) cash flow return targets; (v) return on net assets, return on assets, return on investment, return on capital, return on equity; (vi) an economic value added formula; (vii) operating margin or contribution margin; (viii) net income; pretax earnings; pretax earnings before interest, depreciation and amortization; pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; operating income; pretax earnings before interest depreciation and/or amortization; (ix) total shareholder return; (x) debt reduction; and (xi) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor’s 500 Stock Index or a group of peer competitor companies, including the group selected by the Corporation for purposes of the stock performance graph contained in the proxy statement for the Corporation’s annual meetings of stockholders.

(c)    Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of at least one year and up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for “performance-based compensation” under Section 162(m).

(d)    Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of the Performance Award payable to each Covered Employee. Settlement of such Performance Awards shall be in cash, Common Stock, other Awards or other property, as determined in the sole discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award.

5.9    Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any potential individual Performance Awards, and the achievement of performance goals relating to Performance Awards, shall be made in writing in the case of any Award intended to qualify under Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards.  The determination as to whether any performance goal, with respect to any Award, has been satisfied shall be made prior to the payment of any compensation relating to an Award.

5.10    Performance Awards under Code Section 162(m) of the Code. It is the intent of the Corporation that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) shall, if so designated by the Committee, constitute “performance-based compensation”, and therefore qualify as a deductible expense within the provisions of Section 162(m). Accordingly, the terms of this Section 5, including the definitions of Covered Employee and other terms used herein, shall be interpreted in a manner consistent with Section 162(m). If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) does not comply or is inconsistent with the requirements of Section 162(m), such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

SECTION 6.    TERMS AND CONDITIONS OF OPTIONS
All Options granted under the Plan shall comply with, and the related Option Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 6 (to the extent each term and condition applies to the form of Option) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Option Agreement that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Option Agreement that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Option Agreement unless the Option Agreement expressly states that such term or provision applies.
6.1    Number of Shares. Each Option Agreement shall state the total number of shares of Stock to which it relates.
6.2    Vesting. Each Option Agreement shall state the time, periods or other conditions on which the right to exercise the Option or a portion thereof shall vest and the number (or method of determining the number) of shares of Stock for which the right to exercise the Option shall vest at each such time, period or satisfaction of condition.
6.3    Expiration of Options. Nonstatutory Options and Incentive Options may be exercised during the term determined by the Committee and set forth in the Option Agreement; provided that no Incentive Option shall be exercised after the expiration of a period of ten years commencing on the Date of Grant of the Incentive Option.

6.4    Exercise Price. Each Option Agreement shall state the exercise price per share of Stock (the “Exercise Price”). The exercise price per share of Stock subject to an Incentive Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option. The exercise price per share of Stock subject to a Nonstatutory Option shall not be less than the greater of (a) the par value per share of the Stock or (b) 100% of the Fair Market Value per share of the Stock on the Date of Grant of the Option.
6.5    Method of Exercise. Each Option shall be exercisable only by written, recorded electronic or other notice of exercise in the manner specified by the Committee from time to time (the “Exercise Notice”) delivered to the Corporation or to the Person designated by the Committee during the term of the Option, which notice shall (a) state the number of shares of Stock with respect to which the Option is being exercised, (b) be signed or otherwise given by the Holder of the Option or by the person authorized to exercise the Option in the event of the Holder’s death or disability, (c) be accompanied by the Exercise Price for all shares of Stock for which the Option is exercised, unless provision for the payment of the Exercise Price has been made pursuant to Paragraph 6.7 or 6.8 or in another manner permitted by law and approved in advance by the Committee, and (d) include such other information, instruments, and documents as may be required to satisfy any other condition to exercise contained in the Option Agreement. The Option shall not be deemed to have been exercised unless all of the requirements of the preceding provisions of this Paragraph 6.5 have been satisfied.
6.6    Incentive Option Exercises. During the Holder’s lifetime, only the Holder may exercise an Incentive Option. The Holder of an Incentive Option shall immediately notify the Corporation in writing of any disposition of the Stock acquired pursuant to the Incentive Option that would disqualify the Incentive Option from the incentive option tax treatment afforded by Section 422 of the Code. The notice shall state the number of shares disposed of, the dates of acquisition and disposition of the shares, and the consideration received upon that disposition.
6.7    Medium and Time of Payment. The Exercise Price of an Option shall be payable in full upon the exercise of the Option (a) in cash or by an equivalent means (such as that specified in Paragraph 6.8) acceptable to the Committee, (b) on the Committee’s prior consent, with shares of Stock owned by the Holder (including shares received upon exercise of the Option or restricted shares already held by the Holder) and having a Fair Market Value at least equal to the aggregate Exercise Price payable in connection with such exercise, or (c) by any combination of clauses (a) and (b). If the Committee chooses to accept shares of Stock in payment of all or any portion of the Exercise Price, then (for purposes of payment of the Exercise Price) those shares of Stock shall be deemed to have a cash value equal to their aggregate Fair Market Value determined as of the date of the delivery of the Exercise Notice. If the Committee elects to accept shares of restricted Stock in payment of all or any portion of the Exercise Price, then an equal number of shares issued pursuant to the exercise shall be restricted on the same terms and for the restriction period remaining on the shares used for payment.
6.8    Payment with Sale Proceeds. In addition, at the request of the Holder and to the extent permitted by applicable law, the Committee may (but shall not be required to) approve arrangements with a brokerage firm under which that brokerage firm, on behalf of the Holder, shall pay to the Corporation the Exercise Price of the Option being exercised (either as a loan to the Holder or from the proceeds of the sale of Stock issued pursuant to that exercise of the Option), and the Corporation shall promptly cause the exercised shares to be delivered to the brokerage firm. Such transactions shall be effected in accordance with the procedures that the Committee may establish from time to time.
6.9    Reload Provisions. Options may contain a provision pursuant to which a Holder who pays all or a portion of the Exercise Price of an Option or the tax required to be withheld pursuant to the exercise of an Option by surrendering shares of Stock shall automatically be granted an Option for the purchase of the number of shares of Stock equal to the number of shares surrendered (a “Reload Option”). The Date of Grant of the Reload Option shall be the date on which the Holder surrenders the shares of Stock in respect of which the Reload Option is granted. The Reload Option shall have an Exercise Price equal to the Fair Market Value of a share of Stock on the Date of Grant of the Reload Option and shall have a term that is no longer than the original term of the underlying Option.
6.10    Limitation on Aggregate Value of Shares That May Become First Exercisable During any Calendar Year Under an Incentive Option. With respect to any Incentive Option granted under this Plan, the aggregate Fair Market Value of shares of Stock subject to an Incentive Option and the aggregate Fair Market Value of shares of Stock or stock of any Subsidiary (or a predecessor of the Corporation or a Subsidiary) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Corporation or its Subsidiaries (or a predecessor corporation of any such corporation) that first become purchasable by a Holder in any calendar year may not (with respect to that Holder) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Option is granted. For purposes of this Paragraph 6.10 “predecessor corporation” means (a) a corporation that was a party to a transaction described in Section 424(a) of the Code (or which would be so described if a substitution or assumption under that Section had been effected) with the Corporation, (b) a corporation which, at the time the new incentive stock option (within the meaning of Section 422 of the Code) is granted, is a Subsidiary of the Corporation or a predecessor corporation of any such corporations, or (c) a predecessor corporation of any such corporations. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of shares to be reclassified in accordance with the Code.
6.11    No Fractional Shares. The Corporation shall not in any case be required to sell, issue, or deliver a fractional share with respect to any Option. In lieu of the issuance of any fractional share of Stock, the Corporation shall pay to the Holder an amount in cash equal to the same fraction (as the fractional Stock) of the Fair Market Value of a share of Stock determined as of the date of the applicable Exercise Notice.
6.12    Modification, Extension and Renewal of Options. Subject to the terms and conditions of and within the limitations of the Plan and any applicable law, and any consent required by the last two sentences of this Paragraph 6.12, the Committee may (a) modify, extend or renew outstanding Options granted under the Plan, (b) accept the surrender of Options outstanding hereunder (to the extent not previously exercised) and authorize the granting of new Options in substitution for outstanding Options (to the extent not previously exercised), and (c) amend the terms of an Incentive Option at any time to include provisions that have the effect of changing the Incentive Option to a Nonstatutory Option. Notwithstanding anything herein, the Committee may not “reprice” any Option. “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles, provided that nothing in this Paragraph 6.12 shall prevent the Committee from making adjustments pursuant to Section 10. Without the consent of the Holder, the Committee may not modify any outstanding Options so as to specify a higher Exercise Price or accept the surrender of outstanding Incentive Options and authorize the granting of new Options in substitution therefor specifying a higher Exercise Price. In addition, no modification of an Option granted hereunder shall, without the consent of the Holder, materially alter or impair any rights of the Holder or materially increase the obligations of a Holder under any Option theretofore granted to that Holder under the Plan except, with respect to Incentive Options, as may be necessary to satisfy the requirements of Section 422 of the Code or as permitted in clause (c) of this Paragraph 6.12.
6.13    Other Agreement Provisions. The Option Agreements authorized under the Plan shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Option and the retention or transfer of shares thereby acquired) as the Committee may deem advisable. Each Option Agreement shall identify the Option evidenced thereby as an Incentive Option or Nonstatutory Option, as the case may be, and no Option Agreement shall cover both an Incentive Option and a Nonstatutory Option. Each Agreement relating to an Incentive Option granted hereunder shall contain such limitations and restrictions upon the exercise of the Incentive Option to which it relates as shall be necessary for the Incentive Option to which such Agreement relates to constitute an incentive stock option, as defined in Section 422 of the Code.
SECTION 7.    STOCK APPRECIATION RIGHTS
All Stock Appreciation Rights granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 7 (to the extent each term and condition applies to the form of Stock Appreciation Right) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement relating to a Stock Appreciation Right that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Stock Appreciation Right that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Stock Appreciation Right unless the Award Agreement expressly states that such term or provision applies.

7.1    Form of Right. A Stock Appreciation Right may be granted to an Eligible Individual (a) in connection with an Option, either at the time of grant or at any time during the term of the Option, or (b) without relation to an Option.

7.2    Rights Related to Options. A Stock Appreciation Right granted pursuant to an Option shall entitle the Holder, upon exercise, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subparagraph 7.2(b). That Option shall then cease to be exercisable to the extent surrendered. Stock Appreciation Rights granted in connection with an Option shall be subject to the terms of the Award Agreement governing the Option, which shall comply with the following provisions in addition to those applicable to Options:

(a)    Exercise and Transfer. Subject to Paragraph 11.10, a Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable. To the extent that an Option has been exercised, the Stock Appreciation Rights granted in connection with that Option shall terminate.
(b)    Value of Right. Upon the exercise of a Stock Appreciation Right related to an Option, the Holder shall be entitled to receive payment from the Corporation of an amount determined by multiplying:
(i)    The difference obtained by subtracting the Exercise Price of a share of Stock specified in the related Option from the Fair Market Value of a share of Stock on the date of exercise of the Stock Appreciation Right, by
(ii)    The number of shares as to which that Stock Appreciation Right has been exercised.
7.3    Right Without Option. A Stock Appreciation Right granted without relationship to an Option shall be exercisable as determined by the Committee and set forth in the Award Agreement governing the Stock Appreciation Right, which Award Agreement shall comply with the following provisions:
(a)    Number of Shares. Each Award Agreement shall state the total number of shares of Stock to which the Stock Appreciation Right relates.
(b)    Vesting. Each Award Agreement shall state the time, periods or other conditions on which the right to exercise the Stock Appreciation Right or a portion thereof shall vest and the number of shares of Stock for which the right to exercise the Stock Appreciation Right shall vest at each such time, period or satisfaction of condition.
(c)    Expiration of Rights. Each Award Agreement shall state the date at which the Stock Appreciation Rights shall expire if not previously exercised.
(d)    Value of Right. A Stock Appreciation Right granted without relationship to an Option shall entitle the Holder, upon exercise of the Stock Appreciation Right, to receive payment of an amount determined by multiplying:
(i)    The difference obtained by subtracting the SAR Exercise Price from the Fair Market Value of a share of Stock on the date of exercise of that Stock Appreciation Right, by
(ii)    The number of rights as to which the Stock Appreciation Right has been exercised.
7.4    Limitations on Rights. Notwithstanding Subparagraph 7.2(b) and Subparagraph 7.3(d), the Committee may limit the amount payable upon exercise of a Stock Appreciation Right. Any such limitation must be determined as of the Date of Grant and be noted on the instrument evidencing the Stock Appreciation Right.
7.5    Payment of Rights. Payment of the amount determined under Subparagraph 7.2(b) or Subparagraph 7.3(d) and Paragraph 7.4 may, in the sole discretion of the Committee, be made solely in whole shares of Stock valued at Fair Market Value on the date of exercise of the Stock Appreciation Right or, in the sole discretion of the Committee, solely in cash or a combination of cash and Stock. If the Committee decides to make full payment in shares of Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.
7.6    Other Agreement Provisions. The Award Agreements authorized relating to Stock Appreciation Rights shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the exercise of the Stock Appreciation Right and the retention or transfer of shares thereby acquired) as the Committee may deem advisable.
SECTION 8.    RESTRICTED STOCK AWARDS
All Restricted Stock Awards granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include, and be subject to the terms and conditions set forth in this Section 8 and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement relating to a Restricted Stock Award that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement relating to a Restricted Stock Award that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those

Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement relating to a Restricted Stock Award unless the Award Agreement expressly states that such term or provision applies.
8.1    Restrictions. All shares of Restricted Stock Awards granted or sold pursuant to the Plan shall be subject to the following conditions:
(a)    Transferability. The shares may not be sold, transferred or otherwise alienated or hypothecated until the restrictions are removed or expire.
(b)    Conditions to Removal of Restrictions. Conditions to removal or expiration of the restrictions may include, but are not required to be limited to, continuing employment or service as a director, officer, consultant or advisor or achievement of performance objectives described in the Award Agreement.
(c)    Legend. Each certificate representing Restricted Stock Awards granted pursuant to the Plan shall bear a legend making appropriate reference to the restrictions imposed.
(d)    Possession. At its sole discretion, the Committee may (i) authorize issuance of a certificate for shares in the Holder’s name only upon lapse of the applicable restrictions, (ii) require the Corporation, transfer agent or other custodian to retain physical custody of the certificates representing Restricted Stock Awards during the restriction period and may require the Holder of the Award to execute stock powers, endorsed or in blank, for those certificates and deliver those stock powers to the Corporation, transfer agent or custodian, or (iii) may require the Holder to enter into an escrow agreement providing that the certificates representing Restricted Stock Awards granted or sold pursuant to the Plan shall remain in the physical custody of an escrow holder until all restrictions are removed or expire. The Corporation may issue shares subject to stop-transfer restrictions or may issue such shares subject only to the restrictive legend described in subparagraph 8.1(c).
(e)    Other Conditions. The Committee may impose other conditions on any shares granted or sold as Restricted Stock Awards pursuant to the Plan as it may deem advisable, including, without limitation, (i) restrictions under the Securities Act or Exchange Act, (ii) the requirements of any securities exchange upon which the shares or shares of the same class are then listed, and (iii) any state securities law applicable to the shares.
8.2    Expiration of Restrictions. The restrictions imposed in Paragraph 8.1 on Restricted Stock Awards shall lapse as determined by the Committee and set forth in the applicable Award Agreement, and the Corporation shall promptly cause to be delivered to the Holder of the Restricted Stock Award a certificate representing the number of shares for which restrictions have lapsed, free of any restrictive legend relating to the lapsed restrictions; provided that (i) a minimum of a one year restriction period shall exist on all Restricted Stock Awards, and (ii) a minimum of a three year restriction period shall exist with respect to any Restricted Stock Award granted solely by reason of tenure of the Holder (provided that a Restricted Stock Award granted solely by reason of tenure may vest in equal thirds, annually, so long as the minimum restriction period for the first vesting period is at least one year). Subject to the limitations set forth above, each Restricted Stock Award may have a different restriction period, in the discretion of the Committee. The Committee may, in its discretion, prospectively reduce the restriction period applicable to a particular Restricted Stock Award in the event of the death, disability or retirement of the Holder, or in the event of a Change in Control. The foregoing notwithstanding, no restriction not required by law shall remain in effect for more than ten years after the date of the Award.
8.3    Changes in Accounting Rules. Notwithstanding any other provision of the Plan to the contrary, if, during the term of the Plan, any changes in the financial or tax accounting rules applicable to Restricted Stock Awards shall occur that, in the sole judgment of the Board of Directors, may have a material adverse effect on the reported earnings, assets, or liabilities of the Corporation, the Committee shall have the right and power to modify as necessary any then outstanding Restricted Stock Awards as to which the applicable restrictions have not been satisfied.
8.4    Rights as Stockholder. Subject to the provisions of Paragraphs 8.1 and 11.11, the Committee may, in its discretion, determine what rights, if any, the Holder shall have with respect to the Restricted Stock Awards granted or sold, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto.
8.5    Other Agreement Provisions. The Award Agreements relating to Restricted Stock Awards shall contain such provisions in addition to those required by the Plan as the Committee may deem advisable.

SECTION 9.    PERFORMANCE UNITS
All Performance Units granted under the Plan shall comply with, and the related Award Agreements shall be deemed to include and be subject to, the terms and conditions set forth in this Section 9 (to the extent each term and condition applies to the form of Performance Unit) and also to the terms and conditions set forth in Paragraph 10.1 and Section 11; provided, however, that the Committee may authorize an Award Agreement related to a Performance Unit that expressly contains terms and provisions that differ from the terms and provisions of Section 11. The Committee may also authorize an Award Agreement related to a Performance Unit that contains any or all of the terms and provisions of Paragraphs 10.2 and 10.3 or that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement related to a Performance Unit unless the Award Agreement expressly states that such term or provision applies.
9.1    Multiple Grants. The Committee may make grants of Performance Units in such a manner that more than one Performance Period is in progress simultaneously. At or before the beginning of each Performance Period, the Committee will establish the contingent value of each Performance Unit, if any, for that Performance Period, which may vary depending on the degree to which performance objectives established by the Committee are met.
9.2    Performance Standards. At or before the beginning of each Performance Period, the Committee will (a) establish the beginning and ending dates of the Performance Period, (b) establish for that Performance Period specific performance objectives as the Committee (in its sole discretion) believes are relevant to the Corporation’s overall business objectives, (c) determine the minimum and maximum value of a Performance Unit and the value of a Performance Unit based on the degree to which performance objectives are achieved, exceeded or not achieved, (d) determine a minimum performance level below which Performance Units will be assigned a value of zero, and a maximum performance level above which the value of Performance Units will not increase, and (e) notify each Holder of a Performance Unit for that Performance Period in writing of the established performance objectives and minimum, target and maximum Performance Unit value for that Performance Period.
9.3    Modification of Standards. If the Committee determines in its sole discretion that the established performance measures or objectives are no longer suitable to the Corporation’s objectives because of a change in the Corporation’s business, operations, corporate structure, capital structure or other conditions the Committee deems to be material, the Committee may modify the performance measures and objectives as it considers appropriate and equitable.
9.4    Payment. The basis for payment of Performance Units for a given Performance Period will be the achievement of those performance objectives determined by the Committee at the beginning of the Performance Period. If minimum performance is not achieved or exceeded for a Performance Period, no payment will be made and all contingent rights will cease. If minimum performance is achieved or exceeded, the value of a Performance Unit will be based on the degree to which actual performance exceeded the pre-established minimum performance standards. The amount of payment will be determined by multiplying the number of Performance Units granted at the beginning of the Performance Period by the final Performance Unit value. Payments will be made in cash or Stock as soon as administratively possible following the close of the applicable Performance Period.
9.5    Other Agreement Provisions. The Award Agreements, if any, authorized relating to Performance Units shall contain such provisions in addition to those required by the Plan (including, without limitation, restrictions or the removal of restrictions upon the transfer of shares thereby acquired) as the Committee may deem advisable.
SECTION 10.    ADJUSTMENT PROVISIONS
The Committee may authorize an Award that contains any or all of the terms and provisions of this Section 10 or, with respect to Paragraphs 10.2 and 10.3, that contains terms and provisions dealing with similar subject matter differently than do those Paragraphs; nevertheless, no term or provision of Paragraph 10.2 or 10.3 (or any such differing term or provision) shall apply to an Award Agreement unless the Award Agreement expressly states that such term or provision applies.
10.1    Adjustment of Awards and Authorized Stock. The terms of an Award and the number of shares of Stock authorized pursuant to Paragraph 2.1 for issuance under the Plan shall be subject to adjustment, from time to time, in accordance with the following provisions:
(a)    If at any time or from time to time, the Corporation shall subdivide as a whole (by reclassification, by a Stock split, by the issuance of a distribution on Stock payable in Stock or otherwise) the number of shares of Stock then outstanding into a greater number of shares of Stock, then (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be increased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be increased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be reduced proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(b)    If at any time or from time to time the Corporation shall consolidate as a whole (by reclassification, reverse Stock split, or otherwise) the number of shares of Stock then outstanding into a lesser number of shares of Stock, (i) the maximum number of shares of Stock available for the Plan as provided in Paragraph 2.1 shall be decreased proportionately, and the kind of shares or other securities available for the Plan shall be appropriately adjusted, (ii) the number of shares of Stock (or other kind of shares or securities) that may be acquired under any Award shall be decreased proportionately, and (iii) the price (including Exercise Price) for each share of Stock (or other kind of shares or unit of other securities) subject to then outstanding Awards shall be increased proportionately, without changing the aggregate purchase price or value as to which outstanding Awards remain exercisable or subject to restrictions.
(c)    Whenever the number of shares of Stock subject to outstanding Awards and the price for each share of Stock subject to outstanding Awards are required to be adjusted as provided in this Paragraph 10.1, the Committee shall promptly prepare a notice setting forth, in reasonable detail, the event requiring adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the change in price and the number of shares of Stock, other securities, cash or property purchasable subject to each Award after giving effect to the adjustments. The Committee shall promptly give each Holder such a notice.
(d)    Adjustments under Paragraph 10(a) and (b) shall be made by the Committee, and its determination as to what adjustments shall be made and the extent thereof shall be final, binding and conclusive. No fractional interest shall be issued under the Plan on account of any such adjustments.
10.2    Changes in Control. Upon the occurrence of a Change in Control, but only if approved by the Committee, for Awards held by Participants who are employees or directors of the Corporation (and their permitted transferees pursuant to Paragraph 3.3), (a) all outstanding Stock Appreciation Rights and Options shall immediately become fully vested and exercisable in full, including that portion of any Stock Appreciation  Right or Option that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (the total number of shares of Stock as to which a Stock Appreciation Right or Option is exercisable upon the occurrence of a Change in Control is referred to herein as the “Total Shares”); (b) the restriction period of any Restricted Stock Award shall immediately be accelerated and the restrictions shall expire; and (c) the target payout opportunity attainable under the Performance Units will be deemed to have been fully earned for all Performance Periods upon the occurrence of the Change in Control and the Holder will be paid a pro rata portion of all associated targeted payout opportunities (based on the number of complete and partial calendar months elapsed as of the occurrence of the Change in Control) in cash within thirty days following the Change in Control or in Stock effective as of the Change in Control, for cash and stock-based Performance Units, respectively. If a Change in Control involves a Restructure or occurs in connection with a series of related transactions involving a Restructure and if such Restructure is in the form of a Non-Surviving Event and as a part of such Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of an Award shall be entitled to purchase or receive (in lieu of the Total Shares that the Holder would otherwise be entitled to purchase or receive), as appropriate for the form of Award, the number of shares of stock, other securities, cash or property to which that number of Total Shares would have been entitled in connection with such Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure). Nothing in this Paragraph 10.2 shall impose on a Holder the obligation to exercise any Award immediately before or upon the Change of Control, and, unless otherwise provided in the Award Agreement relating to the Award, no Holder shall forfeit the right to exercise the Award during the remainder of the original term of the Award because of a Change in Control or because the Holder’s employment is terminated for any reason following a Change in Control.
10.3    Restructure and No Change in Control. In the event a Restructure should occur at any time while there is any outstanding Award hereunder and that Restructure does not occur in connection with a Change in Control or in connection with a series of related transactions involving a Change in Control, then:
(a)    no Holder of an Option shall automatically be granted corresponding Stock Appreciation Rights;
(b)    neither any outstanding Stock Appreciation Rights nor any outstanding Options shall immediately become fully vested and exercisable in full merely because of the occurrence of the Restructure;

(c)    the restriction period of any Restricted Stock Award shall not immediately be accelerated nor shall the restrictions expire merely because of the occurrence of the Restructure; and
(d)    the target payout opportunity attainable under the Performance Units will not be deemed to have been fully earned for all Performance Periods merely because of the occurrence of the Restructure.
The Corporation shall promptly notify each Holder of any election or action taken by the Corporation under this Paragraph 10.3. In the event of any election or action taken by the Corporation pursuant to this Paragraph 10.3 that requires the amendment or cancellation of any Award Agreement as may be specified in any notice to the Holder thereof, that Holder shall promptly deliver that Award Agreement to the Corporation in order for that amendment or cancellation to be implemented by the Corporation and the Committee. The failure of the Holder to deliver any such Award Agreement to the Corporation as provided in the preceding sentence shall not in any manner affect the validity or enforceability of any action taken by the Corporation and the Committee under this Paragraph 10.3, including, without limitation, any redemption of an Award as of the consummation of a Restructure. Any cash payment to be made by the Corporation pursuant to this Paragraph 10.3 in connection with the redemption of any outstanding Awards shall be paid to the Holder thereof currently with the delivery to the Corporation of the Award Agreement evidencing that Award; provided, however, that any such redemption shall be effective upon the consummation of the Restructure notwithstanding that the payment of the redemption price may occur subsequent to the consummation. If all or any portion of an outstanding Award is to be exercised or accelerated upon or after the consummation of a Restructure that is in the form of a Non-Surviving Event and as a part of that Restructure shares of stock, other securities, cash or property shall be issuable or deliverable in exchange for Stock, then the Holder of the Award shall thereafter be entitled to purchase or receive (in lieu of the number of shares of Stock that the Holder would otherwise be entitled to purchase or receive) the number of shares of stock, other securities, cash or property to which such number of shares of Stock would have been entitled in connection with the Restructure (and, for Options, at an aggregate exercise price equal to the Exercise Price that would have been payable if that number of Total Shares had been purchased on the exercise of the Option immediately before the consummation of the Restructure).
10.4    Notice of Change in Control or Restructure. The Corporation shall attempt to keep all Holders informed with respect to any Change in Control or Restructure or of any potential Change in Control or Restructure to the same extent that the Corporation’s stockholders are informed by the Corporation of any such event or potential event.
SECTION 11.    ADDITIONAL PROVISIONS
11.1    Termination of Employment. Subject to the last sentence of Paragraph 10.2, if a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated for any reason other than Retirement or that Holder’s death or Disability, then the following provisions shall apply to all Awards held by that Holder that were granted because that Holder was an Employee:
(a)    If the termination is by the Holder’s employer, then the following provisions shall apply: (i) if the termination is for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of termination shall become null and void; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) three (3) days following the date of such termination; or (ii) if the termination is not for Cause, then that portion, if any, of any and all Awards held by that Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all Awards held by that Holder which are exercisable (or for which restrictions have lapsed) as of the date of such termination shall survive such termination and shall be exercisable by such Holder for a period of the lesser of (A) the remainder of the term of the Award or (B) 180 days following the date of such termination.
(b)    If such termination is by the Holder, then, unless otherwise agreed to by the Corporation, any and all Awards held by that Holder, whether or not then exercisable and whether or not restrictions thereon have lapsed (except in full), shall become null and void as of the date of the termination.
11.2    Other Loss of Eligibility. If a Holder is an Eligible Individual because the Holder is serving in a capacity other than as an Employee and if that capacity is terminated for any reason other than the Holder’s death, then that portion, if any, of any and all Awards held by the Holder that were granted because of that capacity which are not yet exercisable (or for which restrictions have not lapsed) as of the date of the termination shall become null and void as of the date of the termination; provided, however, that the portion, if any, of any and all of the Awards held by the Holder that are exercisable (or for which restrictions have lapsed) as of the date of the termination shall survive the termination and shall be exercisable by such Holder for a period of the lesser of (a) the remainder of the term of the Award or (b) 180 days following the date of such termination.
11.3    Death. Upon the death of a Holder, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable, shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives, legatees or distributees for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date of the Holder’s death. Any portion of an Award not exercised upon the expiration of the periods specified in (a) or (b) shall be null and void. Except as expressly provided in this Paragraph 11.3, all Awards held by a Holder shall not be exercisable after the death of that Holder.
11.4    Retirement. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Retirement, then the portion, if any, of any and all Awards held by the Holder that are not yet exercisable (or for which restrictions have not lapsed) as of the date of that retirement shall become fully vested and exercisable in full by the Holder, his guardians or his legal representatives for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date on which the Holder’s employment is terminated due to such Holder’s Retirement.
11.5    Disability. If a Holder is an Eligible Individual because the Holder is an Employee and if that employment relationship is terminated by reason of the Holder’s Disability, then any and all Awards held by the Holder, including those portions of the Awards that pursuant to the terms and provisions of the applicable Award Agreement had not yet become exercisable (or for which restrictions had not lapsed), shall immediately become fully vested and exercisable in full by the Holder, his guardians or his legal representatives for a period of the lesser of (a) the remainder of the term of the Award or (b) one year following the date on which the Holder’s employment is terminated due to such Holder’s Disability. “Disability” shall have the meaning given it in the employment agreement of the Holder; provided, however, that if that Holder has no employment agreement, “Disability” shall mean a physical or mental impairment of sufficient severity that, in the opinion of the Corporation, either the Holder is unable to continue performing the duties he performed before such impairment or the Holder’s condition entitles him to disability benefits under any insurance or employee benefit plan of the Corporation or its Subsidiaries and that impairment or condition is cited by the Corporation as the reason for termination of the Holder’s employment.
11.6    Leave of Absence. With respect to an Award, the Committee may, in its sole discretion, determine that any Holder who is on leave of absence for any reason will be considered to still be in the employ of the Corporation, provided that rights to that Award during a leave of absence will be limited to the extent to which those rights were earned or vested when the leave of absence began.
11.7    Transferability of Awards. In addition to such other terms and conditions as may be included in a particular Award Agreement, an Award requiring exercise shall be exercisable during a Holder’s lifetime only by that Holder or by that Holder’s guardian or legal representative. An Award requiring exercise shall not be transferrable other than by will or the laws of descent and distribution, except as permitted in accordance with Paragraph 3.3.
11.8    Forfeiture and Restrictions on Transfer. Each Award Agreement may contain or otherwise provide for conditions giving rise to the forfeiture of the Stock acquired pursuant to an Award or otherwise and may also provide for those restrictions on the transferability of shares of the Stock acquired pursuant to an Award or otherwise that the Committee in its sole and absolute discretion may deem proper or advisable. The conditions giving rise to forfeiture may include, but need not be limited to, the requirement that the Holder render substantial services to the Corporation or its Subsidiaries for a specified period of time. The restrictions on transferability may include, but need not be limited to, options and rights of first refusal in favor of the Corporation and stockholders of the Corporation other than the Holder of such shares of Stock who is a party to the particular Award Agreement or a subsequent holder of the shares of Stock who is bound by that Award Agreement.
11.9    Delivery of Certificates of Stock. Subject to Paragraph 11.10, the Corporation shall promptly issue and deliver a certificate representing the number of shares of Stock as to which (a) an Option has been exercised after the Corporation receives an Exercise Notice and upon receipt by the Corporation of the Exercise Price and any tax withholding as may be requested; (b) a Stock Appreciation Right has been exercised and upon receipt by the Corporation of any tax withholding as may be requested; (c) restrictions have lapsed with respect to a Restricted Stock Award and upon receipt by the Corporation of any tax withholding as may be requested; and (d) performance objectives have been achieved during a Performance Period relating to a Performance Unit for Stock. The value of the shares of Stock, cash or notes transferable because of an Award under the Plan shall not bear any interest owing to the passage of time, except as may be otherwise provided in an Award Agreement. If a Holder is entitled to receive certificates representing Stock received for more than one form of Award under the Plan, separate Stock certificates shall be issued with respect to each such Award and for Incentive Options and Nonstatutory Stock Options separately.

11.10    Conditions to Delivery of Stock. Nothing herein or in any Award granted hereunder or any Award Agreement shall require the Corporation to issue any shares with respect to any Award if that issuance would, in the opinion of counsel for the Corporation, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award or Performance Unit, the Corporation may, as a condition precedent to the exercise of such Option or Stock Appreciation Right or vesting of any Restricted Stock Award or Performance Unit, require from the Holder of the Award (or in the event of his or her death, his or her legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the Holder’s intentions with regard to the retention or disposition of the shares of Stock being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such shares as, in the opinion of counsel to the Corporation, may be necessary to ensure that any disposition by that Holder (or in the event of the Holder’s death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.
11.11    Certain Directors and Officers. With respect to Awards granted to Holders who are directors or officers of the Corporation or any Subsidiary and who are subject to potential liability for “short-swing profits” under Section 16(b) of the Exchange Act, Awards shall contain such other terms and conditions as may be required by Rule 16b-3 unless the majority of the Board of Directors or the Holder has determined not to have the Award comply with the potential exemption from the provisions of 16(b) provided by Rule 16b-3.
11.12    Securities Act Legend. Certificates for shares of Stock, when issued, may have the following legend, or statements of other applicable restrictions endorsed thereon and may not be immediately transferable:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED, TRANSFERRED, OR OTHERWISE DISPOSED OF UNTIL THE HOLDER HEREOF PROVIDES EVIDENCE SATISFACTORY TO THE ISSUER (WHICH, IN THE DISCRETION OF THE  ISSUER, MAY INCLUDE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER) THAT SUCH OFFER, SALE, PLEDGE, TRANSFER, OR OTHER DISPOSITION WILL NOT VIOLATE APPLICABLE FEDERAL OR STATE LAWS.
This legend shall not be required for shares of Stock issued pursuant to an effective registration statement under the Securities Act.
11.13    Legend for Restrictions on Transfer. Each certificate representing shares issued to a Holder pursuant to an Award granted under the Plan shall, if such shares are subject to any transfer restriction, including a right of first refusal, provided for under this Plan or an Award Agreement, bear a legend that complies with applicable law with respect to the restrictions on transferability contained in this Paragraph 11.13, such as:
THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY IMPOSED BY THAT CERTAIN INSTRUMENT ENTITLED “AAON, INC. LONG-TERM INCENTIVE PLAN” AS ADOPTED BY AAON, INC. (THE “CORPORATION”) ON MAY 22, 2007, AND AN AGREEMENT THEREUNDER BETWEEN THE CORPORATION AND [HOLDER] DATED ___________, ______, AND MAY NOT BE TRANSFERRED, SOLD, OR OTHERWISE DISPOSED OF EXCEPT AS THEREIN PROVIDED. THE CORPORATION WILL FURNISH A COPY OF SUCH INSTRUMENT AND AGREEMENT TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE ON REQUEST TO THE CORPORATION AT ITS PRINCIPAL PLACE OF BUSINESS OR REGISTERED OFFICE.
11.14    Rights as a Stockholder. A Holder shall have no right as a stockholder with respect to any shares covered by his or her Award until a certificate representing those shares is issued in his or her name. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash or other property) or distributions or other rights for which the record date is before the date that certificate is issued, except as contemplated by Section 10. Nevertheless, dividends and dividend equivalent rights may be extended to and made part of any Award denominated in Stock or units of Stock, subject to such terms, conditions, and restrictions as the Committee may establish. The Committee may also establish rules and procedures for the crediting of interest on deferred cash payments and dividend equivalents for deferred payment denominated in Stock or units of Stock.
11.15    Information. Each Holder shall furnish to the Corporation all information requested by the Corporation to enable it to comply with any reporting or other requirement imposed upon the Corporation by or under any applicable statute or regulation.

11.16    Obligation to Exercise. The granting of an Award hereunder shall impose no obligation upon the Holder to exercise the same or any part thereof.
11.17    Adjustments to Awards. Subject to applicable law and the general limitations set forth in Sections 6, 7 and 10, the Committee may make any adjustment to or the terms of a Nonstatutory Option or Stock Appreciation Right by canceling an outstanding Nonstatutory Option or Stock Appreciation Right and regranting a Nonstatutory Option or Stock Appreciation Right. Such adjustment shall be made by amending, substituting or regranting an outstanding Nonstatutory Option or Stock Appreciation Right. Such amendment, substitution or regrant may result in terms and conditions that differ from the terms and conditions of the original Nonstatutory Option or Stock Appreciation Right. Notwithstanding anything herein, the Committee may not “reprice” any Option. “Reprice” means any of the following or any other action that has the same effect: (i) amending an Option to reduce its exercise price, (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of a share of Stock in exchange for an Option, Restricted Stock Award or other equity award unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction, or (iii) taking any other action that is treated as a repricing under generally accepted accounting principles. In addition, the Committee may not impair the rights of any Holder to previously granted Nonstatutory Options or Stock Appreciation Rights without that Holder’s consent. If such action is effected by amendment, the effective date of such amendment shall be the date of the original grant. Notwithstanding the above, with respect to Performance Awards that are subject to Section 409A, the Committee shall not have the authority to accelerate or postpone the timing or settlement of a Performance Award in a manner that would cause such award to become subject to the interest and penalty provisions under Section 409A.
11.18    Remedies. The Corporation shall be entitled to recover from a Holder reasonable attorneys’ fees incurred in connection with the enforcement of the terms and provisions of the Plan and any Award Agreement whether by an action to enforce specific performance or for damages for its breach or otherwise.
11.19    Information Confidential. As partial consideration for the granting of each Award hereunder, the Holder shall agree with the Corporation that the Holder will keep confidential all information and knowledge that the Holder has relating to the manner and amount of his or her participation in the Plan; provided, however, that such information may be disclosed as required by law and may be given in confidence to the Holder’s spouse, tax and financial advisors, or to a financial institution to the extent that such information is necessary to secure a loan. In the event any breach of this promise comes to the attention of the Committee, it shall take into consideration that breach in determining whether to recommend the grant of any future Award to that Holder, as a factor militating against the advisability of granting any such future Award to that individual.
11.20    Consideration. No Option or Stock Appreciation Right shall be exercisable, no restriction on any Restricted Stock Award shall lapse, and no Performance Unit shall be settled in Stock with respect to a Holder unless and until the Holder shall have paid cash or property to, or performed services for, the Corporation or any of its Subsidiaries that the Committee believes is equal to or greater in value then the par value of the Stock subject to such Award.
11.21    Payment of Taxes. The Committee may, in its discretion, require a Holder to pay to the Corporation (or the Corporation’s Subsidiary if the Holder is an employee of a Subsidiary of the Corporation), at the time of the exercise of an Award, the amount that the Committee deems necessary to satisfy the Corporation’s or its Subsidiary’s current or future obligation to withhold federal, state or local income or other taxes that the Holder incurs by exercising an Award. Upon the exercise of an Award requiring tax withholding, a Holder may (a) direct the Corporation to withhold from the shares of Stock to be issued to the Holder the number of shares necessary to satisfy the Corporation’s obligation to withhold taxes, that determination to be based on the shares’ Fair Market Value as of the date of exercise; (b) deliver to the Corporation sufficient shares of Stock (based upon the Fair Market Value at date of exercise) to satisfy the Corporation’s tax withholding obligations, based on the shares’ Fair Market Value as of the date of exercise; or (c) deliver sufficient cash to the Corporation to satisfy its tax withholding obligations. Holders who elect to use such a stock withholding feature must make the election at the time and in the manner that the Committee prescribes. The Committee may, at its sole option, deny any Holder’s request to satisfy withholding obligations through Stock instead of cash. In the event the Committee subsequently determines that the aggregate Fair Market Value (as determined above) of any shares of Stock withheld as payment of any tax withholding obligation is insufficient to discharge that tax withholding obligation, then the Holder shall pay to the Corporation, immediately upon the Committee’s request, the amount of that deficiency.
SECTION 12.    DURATION AND AMENDMENT OF PLAN
12.1    Duration. No Awards may be granted hereunder after the date that is ten (10) years from the date the last amendment to this Plan involving an increase in authorized shares is approved by the stockholders of the Corporation.
12.2    Amendment. The Board of Directors may (insofar as permitted by law and applicable regulations of any exchange or inter-dealer quotation system on which the Company’s stock may be listed), with respect to any shares which, at the time, are not subject to Awards, suspend or discontinue the Plan or revise or amend it in any respect whatsoever, and may amend any provision of the Plan or any Award Agreement to make the Plan or the Award Agreement, or both, comply with Section 16(b) of the Exchange Act and the exemptions therefrom, the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), the regulations promulgated under the Code or ERISA, or any other law, rule or regulation that may affect the Plan. The Board of Directors may also amend, modify, suspend or terminate the Plan for the purpose of meeting or addressing any changes in other legal requirements applicable to the Corporation or the Plan or for any other purpose permitted by law. The Plan may not be amended without the consent of the holders of a majority of the shares of Stock then outstanding to increase materially the aggregate number of shares of Stock that may be issued under the Plan (except for adjustments pursuant to Section 10 of the Plan).
SECTION 13.    GENERAL
13.1    Application of Funds. The proceeds received by the Corporation from the sale of shares pursuant to Awards shall be used for general corporate purposes.
13.2    Right of the Corporation and Subsidiaries to Terminate Employment. Nothing contained in the Plan or in any Award Agreement shall confer upon any Holder the right to continue in the employ of the Corporation or any Subsidiary, or interfere in any way with the rights of the Corporation or any Subsidiary to terminate his or her employment at any time.
13.3    No Liability for Good Faith Determinations. Neither the members of the Board of Directors nor any member of the Committee shall be liable for any act, omission or determination taken or made in good faith with respect to the Plan or any Award granted under it, and members of the Board of Directors and the Committee shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including attorneys’ fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Corporation, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect. This right to indemnification shall be in addition to, and not a limitation on, any other indemnification rights any member of the Board of Directors or the Committee may have.
13.4    Other Benefits. Participation in the Plan shall not preclude the Holder from eligibility in any other stock or stock option plan of the Corporation or any Subsidiary or any old age benefit, insurance, pension, profit sharing, retirement, bonus or other extra compensation plans that the Corporation or any Subsidiary has adopted or may, at any time, adopt for the benefit of its Employees.  Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Corporation for approval shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
13.5    Exclusion from Pension and Profit-Sharing Compensation. By acceptance of an Award (whether in Stock or cash), as applicable, each Holder shall be deemed to have agreed that the Award is special incentive compensation that will not be taken into account in any manner as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Corporation or any Subsidiary. In addition, each beneficiary of a deceased Holder shall be deemed to have agreed that the Award will not affect the amount of any life insurance coverage, if any, provided by the Corporation or a Subsidiary on the life of the Holder that is payable to the beneficiary under any life insurance plan covering employees of the Corporation or any Subsidiary.
13.6    Execution of Receipts and Releases. Any payment of cash or any issuance or transfer of shares of Stock or other property to the Holder, or to his legal representative, heir, legatee or distributee, in accordance with the provisions hereof, shall, to the extent thereof, be in full satisfaction of all claims of such persons hereunder. The Committee may require any Holder, legal representative, heir, legatee or distributee, as a condition precedent to such payment, to execute a release and receipt therefor in such form as it shall determine.
13.7    Unfunded Plan. Insofar as it provides for Awards of cash and Stock, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Holders who are entitled to cash, Stock, other property or rights thereto under the Plan, any such accounts shall be used merely as a bookkeeping convenience. The Corporation shall not be required to segregate any assets that may at any time be represented by cash, Stock, other property or rights thereto, nor shall the Plan be construed as providing for such segregation, nor shall the Corporation nor the Board of Directors nor the Committee be deemed to be a trustee of any cash, Stock, other property or rights thereto to be granted under the Plan. Any liability of the Corporation to any Holder with respect to a grant of cash, Stock, other property or rights thereto under the Plan shall be based solely upon any contractual obligations that may be created by the Plan and any Award Agreement; no such obligation of the Corporation shall be deemed to be secured by any pledge or other encumbrance on any property of the Corporation. Neither the Corporation nor the Board of Directors nor the Committee shall be required to give any security or bond for the performance of any obligation that may be created by the Plan.
13.8    No Guarantee of Interests. The Board of Directors, the Committee and the Corporation do not guarantee the Stock of the Corporation from loss or depreciation.
13.9    Payment of Expenses. All expenses incident to the administration, termination or protection of the Plan, including, but not limited to, legal and accounting fees, shall be paid by the Corporation or its Subsidiaries; provided, however, the Corporation or a Subsidiary may recover any and all damages, fees, expenses and costs arising out of any actions taken by the Corporation to enforce its right to purchase Stock under this Plan.
13.10    Corporation Records. Records of the Corporation or its Subsidiaries regarding the Holder’s period of employment, termination of employment and the reason therefor, leaves of absence, re-employment, and other matters shall be conclusive for all purposes hereunder, unless determined by the Committee to be incorrect.
13.11    Information. The Corporation and its Subsidiaries shall, upon request or as may be specifically required hereunder, furnish or cause to be furnished, all of the information or documentation which is necessary or required by the Committee to perform its duties and functions under the Plan.
13.12    Corporation Action. Any action required of the Corporation shall be by resolution of its Board of Directors or by a person authorized to act by resolution of the Board of Directors.
13.13    Severability. If any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of this Plan conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Individuals who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 or Section 422 of the Code unless the Committee has determined that the Plan should not comply with such requirements. With respect to Incentive Options, if this Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Option cannot so qualify, that Option (to that extent) shall be deemed a Nonstatutory Option for all purposes of the Plan.
13.14    Notices. Whenever any notice is required or permitted hereunder other than any Exercise Notice or notice to exercise a Stock Appreciation Right, such notice must be in writing and personally delivered or sent by mail. Any such notice required or permitted to be delivered hereunder shall be deemed to be delivered on the date on which it is personally delivered, or, whether actually received or not, on the third Business Day after it is deposited in the United States mail, certified or registered, postage prepaid, addressed to the person who is to receive it at the address which such person has theretofore specified by written notice delivered in accordance herewith. The Corporation or a Holder may change, at any time and from time to time, by written notice to the other, the address which it or he had previously specified for receiving notices. Until changed in accordance herewith, the Corporation and each Holder shall specify as its and his address for receiving notices the address set forth in the Award Agreement pertaining to the shares to which such notice relates. Any Exercise Notice or notice to exercise a Stock Appreciation Right shall be valid only when it is in fact received by the Corporation or the Person it designates in accordance with procedures that the Committee may adopt from time to time.
13.15    Waiver of Notice. Any person entitled to notice hereunder may waive such notice.
13.16    Successors. The Plan shall be binding upon the Holder, his legal representatives, heirs, legatees and distributees, upon the Corporation, its successors and assigns, and upon the Committee and its successors.
13.17    Headings. The titles and headings of Sections and Paragraphs are included for convenience of reference only and are not to be considered in construction of the provisions hereof.
13.18    Governing Law. All questions arising with respect to the provisions of the Plan shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. Questions arising with respect to the provisions of an Award Agreement that are matters of contract law shall be governed by the laws of the state specified in the

Award Agreement, except to the extent Nevada corporate law conflicts with the contract law of such state, in which event Nevada corporate law shall govern. The obligation of the Corporation to sell and deliver Stock hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Stock.
13.19    Word Usage. Words used in the masculine shall apply to the feminine where applicable, and wherever the context of this Plan dictates, the plural shall be read as the singular and the singular as the plural.